                                                                EXHIBIT 10.7
                                                                    REDACTED


           CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          INTERWAVE COMMUNICATIONS B.V.

                            PURCHASE/RESALE AGREEMENT

         This Agreement, effective as of February 27th, 1997, (the "EFFECTIVE DATE"), is made by and between INTERWAVE Communications B.V., at Emmaplein 5, 1075 AW Amsterdam, The Netherlands, with affiliated offices at 656 Bair Island Road, Suite 108, Redwood City CA 94063 ("INTERWAVE"), and ADC Telecommunications, Inc., a Minnesota corporation with its principal place of business at 4900 W. 78th St., Minneapolis, MN 55435 ("ADC").

                                    RECITALS

         Whereas, INTERWAVE develops, manufactures and distributes certain wireless communications products, including the products set forth on APPENDIX A hereto (the "Products"), and,

         INTERWAVE and ADC desire that ADC act as a non-exclusive reseller of the Products under the terms and conditions set forth below,

                  NOW, therefore, INTERWAVE and ADC agree as follows:

     SECTION 1 AUTHORIZATION

                  (a) APPOINTMENT. Subject to the terms of this Agreement, INTERWAVE appoints ADC, and ADC accepts such appointment, as a non-exclusive reseller of the Products in and limited to the territory set forth in EXHIBIT B (the "TERRITORY"). This Agreement applies only to those INTERWAVE products which are listed in Appendix A as amended from time-to-time upon agreement between the Parties and as herein provided.

                  (b) FORMAT. ADC may use or resell the Products as either stand-alone products, or in combination with other products of ADC's choice that meet the technical standards of the Products. INTERWAVE makes no representation that the Products will be appropriate for combination with any other product(s).

                  (c) NATURE OF AGREEMENT. To the extent that any Product contains or consists of software, ADC's appointment only grants to ADC a license to distribute and use such software Product as provided herein, and does not transfer any right, title or interest to any such software Product to ADC or ADC's customers. INTERWAVE will transfer title to Products to ADC only to the extent that such Products consist of non-software items on the terms specified herein. To the extent that such Products contain software, such software (including firmware) will be licensed to ADC and its customers on a right to use basis with all copyright, priority, or intellectual rights remaining the property of INTERWAVE. Use of the terms "sell", "license", "purchase", "license fees" and "price" will be interpreted in accordance with this Section. INTERWAVE License Agreement is attached hereto as Exhibit F.

     SECTION 2 PRICE

         2.1 Prices for the INTERWAVE Products to be sold to ADC for resale are based on market prices to end-users, and the discount schedule shown as Appendix A to Exhibit "A" to this Agreement, as may be modified from time to time. Initial ices are shown at Appendix B to Exhibit "A".

         2.2 Additional Products will be introduced by INTERWAVE from time to time during the course of this Agreement and such products will be priced and offered for resale by ADC through periodic amendments to Exhibit A.

     SECTION 3 AGREEMENT COMMENCEMENT DATE

         3.1 For purposes of timely execution of several of the terms and conditions hereof, the "Agreement Commencement Date" shall be that date on which ADC and INTERWAVE agree that (i) the initial INTERWAVE product has been independently certified to be GSM compliant, AND (ii) that the initial INTERWAVE product meets the jointly agreed product specifications and acceptance criteria. Such specifications and criteria shall be agreed to prior to May 1, 1997. Such specifications and acceptance criteria shall be based on INTERWAVE's "Release 1.1" feature set.

         SECTION 4 WARRANTY

         4.1 Limited Warranty. INTERWAVE MAKES NO WARRANTIES OR
REPRESENTATIONS AS TO PERFORMANCE OF PRODUCTS OR AS TO SERVICE TO ADC OR TO ANY OTHER PERSON. EXCEPT AS SET FORTH IN INTERWAVE'S LIMITED WARRANTY ATTACHED HERETO AS EXHIBITS E AND F, INTERWAVE MAY PROVIDE A DIFFERENT WARRANTY ON NEW PRODUCTS OR SERVICES ADDED TO APPENDIX A.

         SECTION 5 OBLIGATIONS OF THE PARTIES

         5.1 ADC OBLIGATIONS

         5.1.1 COMPLIANCE WITH LAW. ADC will comply with all applicable international, national, state, regional and local laws and regulations in execution of this Agreement.

         5.1.2 COMPLIANCE WITH U.S. EXPORT LAWS. ADC acknowledges that the Products, including related documentation and other technical data (collectively, "TECHNICAL DATA"), are subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder ("BXA REGULATIONS") and by International Traffic in Arms Regulations (ITAR). ADC will not export or re-export (directly or indirectly) the Technical Data without complying with the Act and the BXA Regulations. ADC certifies that: (a) neither the Technical Data nor its direct product is intended to be used for any purposes prohibited by the BXA regulations, including but not limited to nuclear proliferation, and
(b) unless ADC first obtains written permission to do so from the appropriate U.S. governmental agencies or to any other country to which the U.S. has prohibited shipment.

         5.1.3 ADC shall not reverse assemble, reverse compile or reverse engineer the Product hardware or software supplied by INTERWAVE in any way.

         5.1.4 ADC will market INTERWAVE Product to selected cellular operators in specified geographies as enumerated on Exhibit B with a commitment to achieve a minimum of [***] in purchases form INTERWAVE during the initial twenty-four (24) months following the Agreement Commencement Date.. ADC will advance [***] on or before the Agreement Commencement Date, for deposit on initial product purchases, to be credited at the rate of [***] against purchases until the first [***]
[***] purchases are achieved.

         5.1.5 ADC will provide a twelve (12) month rolling forecast to INTERWAVE for planning purposes. The forecast will identify the quantity and part number of INTERWAVE marketing modules required by ADC per month will be updated on a monthly basis.

         5.1.6 During the first twelve (12) months after the Agreement Commencement Date, ADC will budget a minimum of $2.5 million ($3.5 million run-rate by the end of such period) in internal ADC infrastructure investment in 1997 in order to develop, market, and distribute the INTERWAVE Product.

         5.1.7 ADC will make no warranty, guarantee or representation on INTERWAVE's behalf. In the event that ADC makes unauthorized representations or guarantees beyond those contained in Exhibit "E", and "F", ADC shall hold harmless and indemnify INTERWAVE for any expenses, claims, damages or liability of any nature whatsoever arising from or related to such unauthorized representations or guarantees, including without limitation, attorney's fees.

         5.1.8 ADC will have end users of the Products ("End Users") execute a software license agreement in the form attached hereto as Exhibit F ("the Software License Agreement"). ADC may not negotiate the terms of the Software License Agreement with any prospective End User, nor may it agree to any conflicting, different, or additional terms from those set

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

forth in the Software License Agreement. Any such negotiations, if required, shall be conducted exclusively by INTERWAVE in INTERWAVE's sole and absolute discretion. In no event shall INTERWAVE be liable to ADC for the failure of a prospective End User to enter into a Software License Agreement.

         5.2 INTERWAVE OBLIGATIONS

         5.2.1 INTERWAVE will provide its Products to ADC for resale to the territory and support such sales, when requested. Such support may include joint sales calls, training, systems engineering, and export compliance. Charges for such support will be as mutually agreed, based on rates specified in Exhibit "C" and "C-1" Service and Support

         5.2.2 INTERWAVE, insofar as practical, will provide modifications and/or enhancements to its Products requested by ADC as mutually agreed by the Parties. For modifications or enhancements beyond the jointly agreed specifications (Section 3.1) INTERWAVE will provide engineering resources (up to a maximum of 24 man-months per calendar year) to perform custom engineering to accommodate ADC requests for specific product features or changes. Such engineering resources will be billed to ADC on an as-used basis at the rate of $100 per hour. INTERWAVE will attempt to provide additional resources to meet ADC's custom engineering needs on an as-requested basis. In lieu of paying INTERWAVE for its engineering resources, in certain instances, ADC may supply its own resources to perform certain custom engineering or enhancement work.

         5.2.3 INTERWAVE will provide ADC with most favored customer status for discounts, deliveries and support in consideration for the commitments and obligations described herein. Most favored customer status will apply to contracts INTERWAVE enters into after the Agreement Commencement Date with customers of like class, terms and commitments.

         5.2.4 INTERWAVE will not compete directly with ADC in the sales of the INTERWAVE Product as enhanced or modified pursuant to the Agreement to the specified cellular system operators as described in Exhibit "B" unless:

                  1. Customer states that it will only do business directly with the manufacturer, or,

                  2. Customer does not wish to do business directly with ADC, or

                  3. Customer is purchasing a private labeled or co-branded product from an INTERWAVE OEM.

         Should a conflict arise, INTERWAVE agrees to cooperate with ADC in good faith to attempt to resolve the issue in ADC's behalf.

         5.2.5 INTERWAVE will provide Products to ADC which comply with availability dates and specifications as indicated in Exhibit A attached. All such products will meet applicable FCC and UL requirements (or equivalent requirements of corresponding international standards bodies).

         5.2.6 INTERWAVE will grant ADC the right to assign or sub-license on a non-exclusive basis to its Affiliates the marketing, distribution, and other rights set forth herein, provided that ADC will give written notice to INTERWAVE prior to such assignment or sub-license.

         5.2.7 COMPLIANCE WITH LAW. INTERWAVE will comply with all applicable international, national, state, regional and local laws in the execution of the Agreement.

         5.2.8 INTERWAVE will support warranty and post warranty repairs of Product sold to ADC for five (5) years after the date last shipment of the Product.

         5.2.9 Following receipt of the $3 million advance deposit referred to in Section 5.1.4, INTERWAVE will commence development of a PCS 1900 version of the INTERWAVE Products, with a target initial trial date of 10-12 months following commencement.

         SECTION 6 INSPECTIONS RECORDS AND REPORTING

         6.1 REPORTS. Within thirty (30) days of the end of each calendar quarter, ADC will provide to INTERWAVE, and INTERWAVE will provide to ADC, a written point of sale report showing for the quarter ending each Company's shipments of the Products by purchased dollar volume, location ordered, and product type.

         6.2 NOTIFICATION. ADC will: (i) notify INTERWAVE in writing of any claim or proceeding involving the Products within ten (10) working days after ADC learns of such claim or proceeding; (ii) report promptly to INTERWAVE all claimed or suspected product defects. In the event of a suspected product defect INTERWAVE will respond within five (5) days of notification with the status of their analysis of the problem and if applicable a plan for correction of the verified defect

         6.3 RECORDS. ADC and INTERWAVE will maintain, for at least two (2) years after termination of this Agreement, its records, contracts, and accounts relating to distribution of the Products, and will permit examination thereof by authorized representatives with the examined company's approval, not more frequently than once in any twelve (12) month period. Such approval will not be unreasonably withheld.

         SECTION 7 MARKETING REVIEW

         7.1 Representatives of both INTERWAVE and ADC shall meet promptly after completion of the first three-month period of this Agreement, and at least quarterly thereafter (while this Agreement remains in force) to review INTERWAVE and ADC's sales, market strategies, and objectives, Product support activities, promotion and advertising plans, and competition. Meeting location shall be agreed upon for the mutual convenience of the parties.

         SECTION 8 ADC DETERMINES ITS OWN PRICES AND LICENSE FEES

         8.1 Although INTERWAVE may publish suggested wholesale or retail prices, these are suggestions only and ADC will be entirely free to determine the actual prices and license fees at which the Products will be sold or licensed to its customers. INTERWAVE will provide ADC notice of pending price changes in its list price catalog.

         SECTION 9 ORDERS

         9.1 All orders from ADC or its subsidiaries are subject to acceptance and acknowledgment at INTERWAVE's Corporate office. INTERWAVE will acknowledge ADC's order using INTERWAVE's Sales Order Acknowledgment form or equivalent. This Agreement supersedes the terms of ADC's Purchase Order and INTERWAVE Order Acknowledgement. Orders shall specify:

                  (a) equipment and options description (including item numbers and part numbers if shown for that item in the price list);

                  (b) purchase price;

                  (c) tax status for each "ship to" location including exemption certificate number if tax exempt;

                  (d) all ADC orders, including orders for customer trials, must have firm shipment schedules, with shipment date:

                  (e) exact "ship to" and "invoice to" place of business.

         9.2 All orders shall be sent to:

                  INTERWAVE Communications International, Ltd.
                  c/o INTERWAVE Communications, Inc.
                  656 Bair Island Road, Suite 108

                  Redwood City, CA 95063

         9.3 Delivery: approximately 60 days ARO providing such order volumes are approximately as forecasted. INTERWAVE will attempt to satisfy short-term orders requested by ADC as reasonably practical.

         9.4 INTERWAVE may cancel all outstanding orders if ADC is not in good standing or, at INTERWAVE's option, require C.O.D. payment for such orders.

         SECTION 10 TERMS AND CONDITIONS OF SALE

         10.1 Terms of payment will be full payment within 30 days of invoice. A two percent (2%) discount may be applied for net ten (10) day payment Delivery will be FOB Seller's factory. In-transit insurance will be acquired and invoiced to ADC unless specifically declined by ADC when the order is placed. Shipments will be made to the place or places listed on ADC's releases. ADC has a period of thirty (30) days following date of receipt of the Product within which to notify INTERWAVE in writing of any discrepancies in the shipment.

         10.2 ADC shall be invoiced and agrees to pay for all transportation charges, and all sales, use, excise, and any other taxes, except for those based on INTERWAVE's income, duties, license fees, assessments and other charges imposed by reason of or in connection with the purchase, sale, transportation or delivery of any of the products hereunder received from INTERWAVE. Delivery to a carrier F.O.B., INTERWAVE's place of business for shipment to ADC or its nominee shall constitute delivery to ADC within the meaning of this Agreement. Delivery to ADC's non-US based locations or customers will be CIF Delivery Point, outside the USA.

         10.3 Security Interest. INTERWAVE reserves and retains a security interest in the Products and the proceeds thereof until payment in full has been made by ADC.

         SECTION 11 CANCELLATIONS AND RESCHEDULES

         11.1 Shipments of standard products scheduled under this Agreement may be canceled or rescheduled subject to the provisions and charges specified in Exhibit "D".

         SECTION 12 ROLE OF PARTIES: INDEPENDENT CONTRACTORS

         12.1 The parties hereto expressly understand and agree that INTERWAVE is in no manner associated or otherwise connected with the actual performance of this Agreement on the part of ADC. ADC is an independent contractor in the performance of each and every part of this Agreement, and is solely and personally liable for all labor and expenses in connection therewith and for any and all claims, liabilities, damages and debts of any type whatsoever that may arise on account of ADC's activities, or those of its employees or agents, or the performance of this Agreement. Either Party will not have, and will not represent that it has, any power, right or authority to bind the other Party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other Party or in the other Party's name.

         12.2 The parties hereto expressly agree that they will not solicit or otherwise recruit employees of the other company for hire without the express written consent of the current employer.

         12.3 ADC agrees that it will not develop or deliver a product that is competing with the INTERWAVE products during the term of this Agreement. If ADC decides to develop or deliver such competing products upon termination of the Agreement, it shall notify INTERWAVE at least 18 months in advance of its first delivery.

         SECTION 13 TRADEMARKS: TRADE NAMES, LOGOS, DESIGNATIONS AND COPYRIGHTS

         13.1 USE DURING AGREEMENT Subject to Section 13.6 below, ADC is authorized during the term of this Agreement by INTERWAVE to use the trademarks, trade names, logos and designations INTERWAVE uses for INTERWAVE Products (the "Marks") in connection with ADC's advertisement of INTERWAVE Products. ADC further agrees not to use any

         INTERWAVE Mark in connection with any non-INTERWAVE Product.

         13.2 COPYRIGHT AND TRADEMARK NOTICES. ADC will include on each INTERWAVE Product that it distributes, and on all containers and storage media therefore, all trademark, copyright and other notices of proprietary rights included by INTERWAVE on such INTERWAVE Product ADC agrees not to alter, erase, deface or overprint any such notice on anything provided by INTERWAVE. ADC also will include the appropriate trademark notices when referring to any INTERWAVE Product in advertising and promotional materials.

         13.3 PROPRIETARY RIGHTS. ADC acknowledges that INTERWAVE owns and retains all Marks and other proprietary rights in or associated with INTERWAVE Products and agrees that it will not at any time during or after this Agreement assert or clam any interest in or do anything that may adversely affect the validity of any Mark or copyright belonging to or licensed to INTERWAVE (including, without limitation any act which may infringe or lead to the infringement of any of INTERWAVE' proprietary rights).

         13.4 NO CONTINUING RIGHTS. Upon expiration or termination of this Agreement, ADC will immediately cease use of all INTERWAVE Marks and will not thereafter use, advertise or display any Mark which is similar to or confusing with any Mark associated with any INTERWAVE Product.

         13.5 OBLIGATION TO PROTECT. ADC agrees to use reasonable efforts to protect INTERWAVE's proprietary marks and to cooperate in INTERWAVE' efforts to protect its proprietary rights.

         SECTION 14 PROPRIETARY INFORMATION: NONDISCLOSURE

         14.1 The Parties have executed a Non-Disclosure Agreement ("NDA") which is herein attached as Exhibit J. The term of the NDA is hereby modified to coincide with the term of this Agreement. The NDA will apply to information disclosed by the parties in connection this agreement. The "purposes" for which such information may be used is hereby expanded to include sales and marketing support.

         14.2 Escrow. On the Agreement Commencement Date, and within ten (10) days after each Product Release by INTERWAVE thereafter, and within ten (10) days after INTERWAVE reduces to a tangible form any change to a Product or any improvement thereto after the general release thereof, INTERWAVE will deliver, at its sole expense, to an escrow agent acceptable to ADC, one copy of all INTERWAVE manufacturing and test documentation and any other information reasonably required to make, use, sell, import and market units of such Products and improvements. INTERWAVE hereby acknowledges that ADC's business could be severely harmed if such Products were no longer available to ADC or its customers and, for the purpose of Title 11, United States Code, if INTERWAVE hereafter files a petition or if a petition is filed against it for relief under the U.S. Bankruptcy Code, ADC's continued sale, importation, use and marketing of the Products are non-executory. If INTERWAVE (i) fails to cure an event of default under this Agreement; or (ii) files or has filed against it a voluntary or involuntary petition in bankruptcy; then ADC may obtain, at no cost to ADC, the materials from the escrow agent regarding such Products or improvements and INTERWAVE hereby grants to ADC, at no cost to ADC, an irrevocable, transferable, worldwide, non-exclusive license thereto, reasonably required to practice INTERWAVE intellectual property and to make, use, sell, import and market units of such improvements or Products.

         SECTION 15 TERM AND TERMINATION

         15.1 This Agreement will remain in effect for four (4) years from the date hereof. This Agreement may be canceled as herein set forth and may be renewed or extended in writing by mutual agreement.

         15.2 Either Party may cancel this Agreement in the event of any material breach of the terms or conditions of this Agreement, or if there are instituted by or against the Party, any proceedings in bankruptcy or under insolvency laws or for reorganization, receivership or dissolution, assignment for the benefit of creditors. A notice of breach and pending cancellation must be provided by the breached party providing for 90 days for the breach condition to be remedied.

         15.3 Upon termination or cancellation of this Agreement, ADC, at its option, may place a one-time end-of-life order for delivery within one hundred and twenty (120) days of cancellation. INTERWAVE agrees to allow ADC to purchase maintenance spares for support of installed customers under mutually agreeable terms.

         15.4 Neither party shall not be liable in any manner whatsoever on account of termination or cancellation of this Agreement, except that INTERWAVE shall return to ADC the unused balance of the advance described in
Section 5.1.4. The right of termination and cancellation is absolute and both INTERWAVE and ADC have considered the possibility of expenditures necessary in preparing for performance of this Agreement and the possible losses and damage incident to each in the event of termination or cancellation.

         15.5 No Damages For Termination or Expiration. NEITHER INTERWAVE NOR ADC SHALL BE LIABLE TO THE OTHER FOR DAMAGES OR ANY KIND, INCLUDING
INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OR EXPIRATION OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION. ADC WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION
OR EXPIRATION OF THIS AGREEMENT UNDER THE LAW OF THE TERRITORY OR OTHERWISE, OTHER THAN AS EXPRESSLY PROVIDED IN THIS AGREEMENT. [THE PARTIES ACKNOWLEDGE THAT THIS SECTION HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT AND THAT NEITHER PARTY WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE LIMITATIONS OF LIABILITY AS SET FORTH HEREIN.]

         SECTION 16 PATENT INFRINGEMENT AND INDEMNIFICATION

16.1 INTERWAVE shall defend, or at its option, settle and hold ADC (and its subsidiaries, customers and end-users) harmless from any claim or proceeding brought against ADC (and/or its subsidiaries, customers or end-users) to the extent that it is based on an assertion that a Product furnished to ADC by INTERWAVE including, without limitation, the use, sale or sub-licensing of Product, infringes any patent, copyright, trademark, or trade secret of any other property rights of any third party. Promptly after learning of any such claim or proceeding, ADC shall notify INTERWAVE in writing thereof and shall give INTERWAVE authority, information, and assistance to defend, compromise or settle the claim. ADC hereby grants to INTERWAVE sole control of the defense and all negotiations for the compromise or settlement of such claim or proceeding. Should an injunction against the continued sale, use or sublicensing the Product be issued, INTERWAVE shall, at its option, either procure for ADC the right to continue sale, use or sublicensing of the Product or replace or modify the Product so that it becomes non infringing by functionally equivalent or refund to ADC the advance described in Section
5.1.4. INTERWAVE shall have no liability to the extent the alleged infringement is the result of INTERWAVE, compliance with ADC custom specifications or designs or its use in conjunction with other non-INTERWAVE equipment

     16.2 INTERWAVE agrees that it will indemnify and hold harmless ADC against and from any and all claims, damages, and liability, including expenses and reasonable attorney's fees, suffered by ADC resulting from personal injury and/or tangible property damage to third parties, including without limitation, ADC's employees, caused by the failure of the Products to conform to specifications or defects in materials and workmanship of the Products, or the negligent acts of INTERWAVE, arising out of the performance under this Agreement or INTERWAVE's breach of this Agreement; provided, however, that this obligation shall not cover any damage to the Products themselves. ADC agrees that it will indemnify and hold harmless INTERWAVE against and from any and all claims, damages and liability, including expenses and reasonable attorney's fees, suffered by INTERWAVE resulting from personal injury and/or tangible property damage to third parties, including without limitation INTERWAVE's employees, caused by defects in components supplied by ADC and incorporated into the Products, or the acts of ADC or ADC's breach of this Agreement provided that such defects in such components do not result from defects in the Products. In the event any claim covered by this indemnity is asserted against either party, the other party shall provided reasonable cooperation and assistance in the defense thereof and the other party will grant the indemnifying party control over the defense of any action.

     16.4 INTERWAVE shall sell the Products to ADC without right of return except as expressly provided in Exhibits E and F hereto.

         SECTION 17 PRODUCT DISCONTINUANCE

         17.1 INTERWAVE agrees to notify ADC at least six (6) months prior to the discontinuance of any Products listed in Exhibit A of this Agreement New Products that are introduced to replace a discontinued Product will be functionally equivalent to the Product being replaced. INTERWAVE agrees to provide ADC with the right to make an end of cycle buy for the Product being replaced, providing that such Product is delivered to ADC within twelve (12) months of Product discontinuance. INTERWAVE will provide repair services for such discontinued Products for a period of five (5) years providing that the component parts required remain commercially available.

         17.2 In the event INTERWAVE decides to discontinue the manufacture of the Products, INTERWAVE will provide ADC with the notification described in the preceding subsection and will negotiate in good faith with ADC for a mutually agreeable manufacturing license agreement which may include royalty payments, a subcontract manufacturing agreement or an outright purchase of the Product. The sum of material plus labor and overhead plus license fee shall not exceed the current purchase price of finished product from INTERWAVE as a result of good faith discussions. Additionally, the License will be non-exclusive and INTERWAVE would retain ownership to all intellectual property rights associated with its manufacturing process.

         SECTION 18 ASSIGNMENTS

         18.1 This Agreement may not be assigned or transferred by either Party without the other Party's written consent, executed by an authorized official of both Parties, however, ADC may, without being obligated to obtain INTERWAVE's consent prior thereto, assign this Agreement to any entity which is at least thirty percent (30%) owned by ADC.

         SECTION 19 WAIVER

         19.1 A waiver by the parties of any term or condition of this Agreement or breach whether expressed or implied, in any one instance, shall not be construed as consent to be a waiver of any other different or subsequent breach thereof.

         SECTION 20 PUBLICITY RELATED TO AGREEMENT

         20.1 ADC shall obtain the prior written approval of INTERWAVE as to the issue, content, and timing or news releases, articles, brochures, advertisements, prepared speeches, or other informational releases ("Releases") relating to the Agreement to be issued by ADC or any of its employees, agents, subsidiaries or affiliates.

         20.2 INTERWAVE shall obtain the prior written approval of ADC as to the issue, content, and timing or news releases, articles, brochures, advertisements, prepared speeches, or other informational releases ("Releases") relating to the Agreement to be issued by INTERWAVE or any of its employees, agents, subsidiaries or affiliates.

         SECTION 21 NOTICE

         21.1 All notices or communications of any kind made or required to be given pursuant to this Agreement shall be in writing and delivered by personal service to an officer of the other party or sent by telegraph or by first class mail, postage prepaid. Notice shall be considered given when delivered in person or when deposited in the United States mail. Notices shall be addressed as follows unless either party gives notice to the other party of a change of address:


To INTERWAVE:                                             To ADC:

INTERWAVE Communications, B.V.
c/o INTERWAVE Communications, Inc.                        ADC Telecommunications, Inc.
656 Bair Island Road, Suite 108                           4900 West 78th Street
Redwood City, CA 94063                                    Minneapolis, MN 55420
ATTN: Contract Administration                             ATTN: Contracts Manager, MS76 Phone: (415) 482-
2100       Phone: (612) 946-3091
           Fax: (415) 261-6220                            Fax: (612) 946-3250
                                                          cc: General Counsel
                                                          Fax: (612) 946-3209

         SECTION 22 APPLICABLE LAW

         22.1 This Agreement shall be construed in accordance with the laws of the State of California.

         SECTION 23 EXCUSABLE DELAYS

         23.1 While INTERWAVE shall use its best efforts to fill orders placed by ADC hereunder with reasonable promptness, it shall not be liable for delays or non-delivery or non-delivery of any such orders for any reason beyond its control. However, ADC with most favored customer status, will be given highest priority. See Exhibit D hereto for specific charges relating to cancellation or rescheduling of orders.

         SECTION 24 DISPUTES

         24.1 Any dispute, controversy, claim or question arising out of or relating to this Agreement, or breach thereof which cannot be settled, agreement of the parties may be settled by appropriate legal proceedings, including arbitration, and judgment upon the award rendered may be entered by any court having jurisdiction thereof.

         SECTION 25 COMPLETE AGREEMENT

         25.1 This Agreement together with Exhibits "A" (including Appendix A and B thereof), "B", "C", "D", "E", "F", "G", "H", "I", and "J" and any Addendum thereto, supersedes and cancels any previous understanding or Agreements between the parties relating to the subject material hereof. It expresses the complete and final understanding with respect to the subject matter hereof and may not be changed in any way except by an instrument in writing by both parties. No representations or statements of any kind made by any representative of INTERWAVE nor any notice or instruction from ADC received subsequent to the commencement date of this Agreement including supplementary information contained in a confirming purchase order which are not stated herein shall be binding on the Parties.

         SECTION 26 SEVERABILITY

         26.1 If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the provision shall remain in full force and effect and shall not be affected, repaired or invalidated.

         SECTION 27 FORCE MAJEURE

         27.1 Nonperformance of either party shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control of and is not caused by the negligence of the nonperforming party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and initialed Exhibits "A" (including Appendix A thereto), "B", "C", "D", "E", "F", "G", "H", "I", and "J", as of the day and year first above written and said date shall be deemed the effective date of this Agreement.

     ADC TELECOMMUNICATIONS, INC.:

     By: /s/ [ILLEGIBLE]

     Title: Vice President, Business Development

     INTERWAVE COMMUNICATIONS B.V.

     By: /s/ [ILLEGIBLE]

     Title: Sr. Vice President, CFO

                                                     EXHIBIT A

                                               PRODUCTS AND PRICING
                                                    LIST PRICES


------------------------------------------------------------------------------------------------------------
WAVEXPRESS/BTS 1.0 (INCLUDES 1 ABIS INTERFACE)
         (1) TRX                                                       [***]           or
         (1) 1800 TRX                                                  [***]
         Additional 900 TRX                                            [***]           or
         Additional 1800 TRX                                           [***]
         Additional Power Supply                                       [***]
         Additional Software Feature Releases:                         [***]           of
                  product cost depending on feature content
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
WAVEXPRESS/BSC 1.0 (STAR CONFIGURATION ONLY)
         (2) A, (2) Abis Interface                                     [***]
         Additional A-int Trunk module                                 [***]
         Additional Abis interface trunk card
         - with 32 channel TRAU capacity                               [***]
         - with 64 channel TRAU capacity                               [***]
         Additional Power Supply                                       [***]
         BTS Management Software                                       [***]         per TRX
         Additional Software Feature Release:                          [***]           of
                  product cost depending on feature content
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WAVEXPRESS OUTDOOR ENCLOSURE
         Environmental Cabinet                                         [***]
         Celware Filter Kit, Outdoor                                   [***]
         Heat Exchanger, Outdoor                                       [***]
         UPS, Outdoor                                                  [***]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WAVEXCHANGE SWITCH 1.0 [INCLUDES (1) A & (1) A/ABIS INTERFACE)
         (1) 2-port E1/switch                                          [***]
         module
         Additional CPU module                                         [***]
         Additional 2-port E1/switch module                            [***]
         Integrated BSC                                                [***]
-------------------------------------------------------------------------------------------------------------

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.




-------------------------------------------------------------------------------------------------------------
         Subscriber management                                         [***]
         HLR/VLR
              Up to 500 subscribers                                    [***]
              501 - 1,000 subscribers                                  [***]
         AUC                                                           [***]
         Call data records
              Up to 500 subscribers                                    [***]
              501 - 1,000 subscribers                                  [***]
         Radio Channel Control                                         [***]     per Tr Channel
         Integrated TRAU                                               [***]     per DSP module
         Echo                                                          [***]     per DSP module
         Cancellation
         Additional Power Supply                                       [***]
         Additional Software Feature Releases:                         [***]     of
                  Product cost depending on feature content
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WAVEVIEW OMC-R (UNIX/MOTIF)
         OMC UNIX platform server workstation                          [***]
              (SPARC 20 WS, E1 interface, & Oracle DB)                 [***]
         OMC UNIX SPARC 4 client workstation                           [***]
         WAVEView OMC-R Server Software                                [***]
         WAVEView OMC-R Client Software                                [***]     per copy
         X-terminal client license per copy                            [***]     per copy
         TRX Management                                                [***]     per TRX
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WAVEVIEW OMC-S
         OMC UNIX platform workstation                                 [***]
         WAVEView OMC-S Server Software                                [***]
         WAVEView OMC-S Client Software                                [***]
         Radio channel management                                      [***]     per voice channel
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CRAFT INTERFACE PC
         Craft Hardware and Software                                   [***]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
MICROXPRESS/BTS
         Base System (900 MHz)                                         [***]       or
         Base System (1800/1900 MHz)                                   [***]
         Optional Wall Mount Kit                                       [***]
         Optional Pole Mount Kit                                       [***]
         Addit'l Software Feature Releases:
                  12% - 15% of product cost
-------------------------------------------------------------------------------------------------------------
*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.






         depending on feature content
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
DOCUMENTATION
         WAVEXpress/BTS Installation Guide                             [***]
         WAVEXpress/BSC Installation Guide                             [***]
         WAVEXpress/BS+ Installation Guide                             [***]
         WAVEView UNIX Installation Guide                              [***]
         WAVEView UNIX Operator's Manual                               [***]
         Craft Interface Operators Manual
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
INSTALLATION (ONE-TIME EXPENDITURE)
         [***] of hardware price
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
HARDWARE SUPPORT (YEARLY)
         5x8x8             [***] of total hardware cost
         5x8x4             [***] of total hardware cost
         7x24x4            [***] of total hardware cost
         7x2472            [***] of total hardware cost
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SOFTWARE SUPPORT (YEARLY)
         [***] of total hardware cost
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
TRAINING (OFFERED REGIONALLY)
         Custom quote
-------------------------------------------------------------------------------------------------------------

See Exhibit C-1 for Service and Support Pricing

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                             APPENDIX A TO EXHIBIT A

                 DISCOUNT SCHEDULE BASED ON VOLUME ($ MILLIONS)


ANNUAL PURCHASE COMMITMENT:                 $0-10             $10-20            20-40            $40+
                                            -----             ------            -----            ----

                                                      Discount from "Market" Price
Years after Agreement Commencement Date:
----------------------------------------

First                                       [***]             [***]             [***]            [***]

Second                                      [***]             [***]             [***]            [***]

Third and beyond                            [***]             [***]             [***]            [***]

"Market Price" means: the end user price recorded by IWC and ADC for their respective end-user (operator) sales accounts, by geographic region (Europe, Asia-Pacific and North America.).

Average sales over the preceding three months will be used to determine the "market" price.

Pricing will be reviewed and modified as necessary on a quarterly basis.. In cases where special circumstances dictate a greater than normal discount from list for an end-user (such as when an operator elects to make an equity investment in conjunction with his product purchase arrangement) those transactions will be excluded from the calculation of "average"; likewise if ADC has a special case requiring an usual discount, then INTERWAVE will cooperate and share the pain in terms of margin impact.

Depending on market price erosion over time, INTERWAVE and ADC reserves the right to re-negotiate the ADC discount.

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX B TO EXHIBIT "A"
                              INITIAL MARKET PRICES

-------------------------------------------------------------------------------------------------
WAVEXPRESS/BTS 1.0 (INCLUDES 1 ABIS INTERFACE)
                (1) TRX                                                 [***]  or
                (1) 1800 TRX                                            [***]
                Additional 900 TRX                                      [***]  or
                Additional 1800 TRX                                     [***]
                Additional Power Supply                                 [***]
                Additional Software Feature Releases:                   [***]  of
                  product cost depending on feature content
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
WAVEXPRESS/BSC 1.0  (STAR CONFIGURATION ONLY)
                (1) A, (1) Abis Interface                               [***]
                Additional A-int Trunk module                           [***]
                Additional Abis interface trunk card
                         - with 32 channel TRAU capacity                [***]
                         - with 64 channel TRAU capacity                [***]
                Additional Power Supply                                 [***]
                BTS Management Software                                  50 [***]   TRX
                Additional Software Feature Releases:                       [***]  of
                  product cost depending on feature content
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
WAVEXPRESS OUTDOOR ENCLOSURE
                Environmental Cabinet                                   [***]
                Celwave Filter Kit, Outdoor                             [***]
                Heat Exchanger, Outdoor                                 [***]
                UPS, Outdoor                                            [***]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
WAVEVIEW OMC-R (UNIX/MOTIF)
                WAVEVIEW OMC-R Server Software                          [***]
                WAVEVIEW OMC-R Client Software                          [***]  per copy
                X-terminal client license per copy                      [***]  per copy
                TRX Management                                          [***]  per TRX
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CRAFT INTERFACE PC
                Craft Hardware and Software                             [***]
-------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

-------------------------------------------------------------------------------------------------
MICROXPRESS/BTS
                Base System (900 MHz)                                  [*****]  or
                Base System (1800/1900 MHz)                            [*****]
                Optional Wall Mount Kit                                [*****]
                Optional Pole Mount Kit                                [*****]
                Addit'l Software Feature Releases:
                  12% - 15% of product cost
                  depending on feature content
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
DOCUMENTATION
                WAVEXpress/BTS Installation Guide                       [***]
                WAVEXpress/BSC Installation Guide                       [***]
                WAVEXpress/BS+ Installation Guide                       [***]
                WAVEView UNIX Installation Guide                        [***]
                WAVEView UNIX Operator's Manual                         [***]
                Craft Interface Operators Manual
-------------------------------------------------------------------------------------------------

Note: Spares are typically quoted at [***] of the system configuration Support and Training are separately quoted depending on the operator requirements


* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B

                            TERRITORY AND ACCOUNTS

The following accounts shall be specifically targeted by ADC, and INTERWAVE will not compete with ADC at such accounts so long as a minimum of $4 million is purchased during the first two years of this Agreement, and a minimum of $2 million per year are purchased thereafter by each account:

Geography         Account
------------      -------

Europe            3 AirTouch affiliates (to be named by ADC and agreed
by INTERWAVE      by 5/1/97 - Such agreement not to be unreasonably
                  withheld)

                  Telecom Italia Mobile (TIM)

Australia         OPTUS
                  Vodaphone

India             Usha Martin (Calcutta)
                  1 additional operator to be named

China             Beijing Unicom

Malaysia          Binariang

US & Canada       3 Operators (to be
                  named by ADC and agreed
                  by INTERWAVE by 5/1/97 - such agreement not to be unreasonably withheld)


         ADC will have the non-exclusive rights to market the Product worldwide subject to the terms and conditions set forth herein.

         ADC agrees, however, that the following named accounts are the purview of INTERWAVE or prior distribution relationships, and shall not be available for ADC distribution unless expressly agreed in writing by INTERWAVE:

         UK                Orange
         Hong Kong         Hutchison Telecom
         Thailand TAC/UCOM
         Philippines       Globe Telecom
         Singapore         Singapore Telecom (and affiliates)
         Australia         Telstra
         China             Ministry of Post and Telecommunications (MPT)
                           and its affiliates;
         France            France Telecom
                           Buoygues
         South Africa      MTN (DiData)

                                   EXHIBIT C

                 INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
                    TRAINING AND CONSULTING PRICE SCHEDULE
                                   TRAINING

         INTERWAVE offers installation and maintenance training at its headquarters in Redwood City, California and at its location in Bracknell, England, and in Wanchai, Hong Kong.

         TRAINING CHARGES AT INTERWAVE SITE:

         $400 per student per day during scheduled classes Includes course material
         Students pay all travel and living expenses Class size is limited to eight (8) students, maximum

     INITIAL TRAINING

     INTERWAVE will provide 60 person days (minimum 6 persons per class), free of charge at INTERWAVE's facilities to ADC, for purposes of training ADC employees. If training is held at ADC facilities, trainer travel expenses and equipment transportation costs as incurred will be invoiced.

     COURSE MATERIAL

ADC may reproduce INTERWAVE's documentation to develop ADC's own training program for ADC employees and ADC's customers. ADC will accept full responsibility for any errors or omission in reproducing such information. Documentation will be provided electronically to participating students.

                               CONSULTING SERVICES

         - ON-SITE CONSULTING
         INTERWAVE personnel available at $1,500 per day, plus reasonable travel and living expenses.

         - SYSTEMS ENGINEERING/SALES SUPPORT
         INTERWAVE personnel available at $1,500 per day, plus reasonable travel and living expenses.

                                  EXHIBIT C-1*

                           SERVICE AND SUPPORT PRICING

A. INSTALLATION & COMMISSIONING
-------------------------------                     RECOMMENDED         PRICE PER UNIT
PRODUCT TYPE                           LIST PRICE   PRICE % OF LIST     PRICE
WAVExpress BTS 1 Radio                 [***]        [***]               [***]
WAVExpress BTS 2 Radios                [***]        [***]               [***]
Micro BTS                              [***]        [***]               [***]
BSC                                    [***]        [***]               [***]
OMC-R                                  [***]        [***]               [***]

B. TELEPHONE SUPPORT AND SOFTWARE UPDATES            LIST PRICE    PRICE PER      % OF LIST
-------------------------------------------------------------------------------------------
WAVExpress BTS 1 Radio                               [***]         [***]          [***]
WAVExpress BTS 2 Radios                              [***]         [***]          [***]
Micro BTS                                            [***]         [***]          [***]
BSC                                                  [***]         [***]          [***]
OMC-R                                                [***]         [***]          [***]


C. FULL MAINTENANCE SUPPORT*                       LIST PRICE      9-5 COVERAGE   % LIST   16             7/24/02
HR.
WAVExpress BTS 1 Radio                             [***]           [***]          [***]       [***]         [***]           [***]
WAVExpress BTS 2 Radios                            [***]           [***]          [***]       [***]         [***]           [***]
Micro BTS                                          [***]           [***]          [***]       [***]         [***]           [***]
BSC                                                [***]           [***]          [***]       [***]         [***]           [***]
OMC-R*                                             [***]           [***]          [***]       [***]         [***]           [***]
* Spares Not included Add 3%

D. EMERGENCY CALL OUT**                         STANDARD               WEEKNIGHTS           NIGHTS/WEEKENDS        SUNDAYS/HOLIDAYS
Junior Engr.                                                          [***]          [***]       [***]                   [***]
Engineer                                                              [***]          [***]       [***]                   [***]
Sr. Engineer/Specialist                                               [***]          [***]       [***]                   [***]
Project Manager                                                       [***]          [***]       [***]                   [***]

**Based Upon Local Labor Rates - All Prices in U.S. Dollars Per Hour, Minimum 4 Hour Call Out

E.  REPAIR
    PRICING

Model #            Description                                List Price      Repair Price
M340014            E-1, Long Haul, 2 Port, 120 Ohm            [***]           [***]
M340033            E-1, Long Haul, 2 Port, 75 Ohm             [***]           [***]
M640025            Fan, 12V Pwr Sply                          [***]           [***]
M640012            Fan, 12V. Cards                            [***]           [***]
M340012            IWP                                        [***]           [***]
M340039            IWP, 250 meg HD                            [***]           [***]
M4022              MicroXpress DCS 1800                       [***]           [***]
M40200             MicroXpress GSM 900                        [***]           [***]

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatement has been requested with respect to the omitted portions.

M640034            Power Supply, 350W, Hi24, 115V AC                [***]      [***]
M640027            Power Supply, 50A, 115V AC                       [***]      [***]
M640015            Power Supply, 250W, 115V AC                      [***]      [***]
M640014            Power Supply, 250W, 230V AC                      [***]      [***]
M640035            Power Supply, 350W, Hi24, 230V AC                [***]      [***]
M640026            Power Supply, 350W, -48V DC                      [***]      [***]
M640032            Power Supply, 350W, 1800MHz, 115/230V            [***]      [***]
                   AC
M640033            Power Supply, 350W, Hi24, 48V DC                 [***]      [***]
M640028            Power Supply, 50A, 230V AC                       [***]      [***]
M340015            RF Distribution 1800 MHz Hi Band                 [***]      [***]
M340065            RF Distribution 1800 MHz Lo Band                 [***]      [***]
M340010            RF Distribution 900 MHz                          [***]      [***]
M340046            T-1, DB15                                        [***]      [***]
M340018            Trau module                                      [***]      [***]
M340074            TRX 1800 MHz Hi Band                             [***]      [***]
M340075            TRX 1800 MHz Lo Band
M340030            TRX 900 MHz
M640047            WAVEXpress Chassis

* The parties agree that these prices will be adjusted thru time as list and market prices for the product change.






* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatement has been requested with respect to the omitted portions.

                                    EXHIBIT D

                          CANCELLATIONS AND RESCHEDULES

     1. Cancellation policy and restocking fee applies to order cancellation other than orders specifically for those circumstances as described in
         Section 5.2.4.

         a)    l-less than 15 days prior to shipment     20% of item list price
         b)    15-30 days prior to shipment              15%  "
         c)    30-45 days prior to shipment              10%  "
         d)    Over 45 days prior to shipment             5%  "

      Above restocking charges apply to standard product. Cancellations with respect to non-standard (i.e. customized) products will bear a settlement charge equal to fifty percent (50%) of the agreed purchase price and/or license fee for the customized portion of the canceled products.

     2.  Reschedule Delivery of Products:
     (Note: Delivery of any Product may only be rescheduled once)


Number of days prior to delivery            Maximum % of purchase order                 Maximum number of days
that notice of rescheduling is              that can be rescheduled                     Customer can delay delivery
received by INTERWAVE
--------------------------------            ---------------------------                 ---------------------------
120 or more                                 no restriction                              no restriction

91 - 120                                    100%                                        up to 120 days

61 - 90                                     50%                                         up to 90 days

31 - 60                                     50%                                         up to 60 days

0 - 30                                      0%                                          none


                                    EXHIBIT E

                                HARDWARE WARRANTY

         1. WARRANTY PERIOD. Subject to the terms of this Agreement, Seller warrants to Distributor that for a period of one (1) year from the date of Distributor's shipment of the Products to its' customer, each Product (other than the Software, to which the separate warranty in Exhibit C shall apply) will conform in all material respects to Sellers written specifications for the Product and will be free from defects in materials and workmanship, provided that installation is commenced within forty-five (45) days after the date of shipment by Seller. The warmth, period shall be reduced by one day for each day complete installation is delayed beyond sixty (60)days after the date of shipment. Seller's sole obligation under this warranty is limited to repairing or replacing, at Seller's option, at a Seller-designated location, any non-Software Products or parts thereof that Seller determines do not conform to this warranty.

         2. OBLIGATION TO NOTIFY. Distributor shall promptly notify Seller in writing of any alleged non-conformities or defects in the Products and specifically describe the problem. Seller shall have no obligations under this warranty with respect to any non-conformity or defect unless Seller receives notice and a description of such non-conformity or defect no later than five (5) business days after the expiration of the warranty period. Upon receipt of such notice, Seller shall (i) instruct Distributor as to the element or elements of the Products that Distributor shall return to Seller and (ii) designate Seller's location to which such element(s) shall be shipped.

         3. SHIPMENT UNDER WARRANTY. Warranty service and repair and parts replacement will be performed at a Seller location designated by Seller. In performing warranty service, Seller will furnish parts on an exchange basis and the replaced parts will become the property of Seller Charges for shipping Products or Product elements to Seller are the responsibility of Distributor and shall be prepaid by Distributor. If Products or Product elements are determined by Seller to be non-conforming or defective, Seller shall be responsible for the cost of shipping both the non-conforming or defective Product or Product element to Seller and shipping the repairing or replaced Product or Product element to Distributor. If such Products or Product elements are determined by Seller not to be non-conforming or defective, Distributor shall bear all costs of such return.

         4. PACKAGING. Distributor agrees to request and use the shipping containers designated and provided by Seller and to ship the Products and Products elements in the manner prescribed by Seller. Except for loss or damage caused by Seller's gross negligence, Distributor relieves Seller of responsibility for and shall indemnify Seller against liability howsoever arising from all risks of loss or damage to the Products and Product elements during the period such Products and Product elements are in transit to and from a Seller location or are in the possession of Seller at such location.

         5. WARRANTY EXCLUSION. The warranties provided by Seller under this Agreement do not include:

         (a) performance of preventive maintenance;

         (b) repair of damage or delays in service caused by: failure to provide an installation environment, ,use of the Products for other than the purposes for which they were designed, accident, neglect, disaster, damage incurred in transit, alterations to the Products or other work on the Products not permitted or not performed as specified by Seller or other damage not arising under normal operating conditions; or

THE FOREGOING WARRANTIES APPLY ONLY THE DISTRIBUTOR AND ITS CUSTOMERS AND ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR OTHER TERMS, EXPRESS, IMPLIED OR STATUTORY ALL OF WHICH ARE EXPRESSLY EXCLUDED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES SPECIFIED IN THIS SECTION ARE DISTRIBUTOR'S SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THE WARRANTIES SET OUT IN THIS SECTION.

                                    EXHIBIT F

                           SOFTWARE LICENSE AGREEMENT
                                   (END USER)

This Software License Agreement ("Agreement") is made and entered into as of the__ day of, ___________, (Execution Date), between the parties, INTERWAVE Communications BV. a company incorporated under the laws of the Netherlands, (herein referred to as "LICENSOR") and _______________, a corporation of _______________, with offices at __________________________ hereinafter
"LICENSEE ").

                                    RECITALS

         WHEREAS, LICENSOR is a manufacturer and supplier of telecommunications equipment and related Software Products and has developed certain software, know-how and secret and confidential information relating thereto;

         WHEREAS, LICENSEE desires to use LICENSOR's Software Products for use with equipment approved by LICENSOR,

         NOW, THEREFORE, in consideration of the covenants, terms and conditions hereinafter set forth, the parties agree as follows:

         1.       DEFINITIONS

                  1.1 "Software Product" means the computer programs identified by Software Product name in Schedule A, together with all related documentation, updates and releases. LICENSOR may amend Schedule A from time to time by issuing new price lists, to delete discontinued Software Products, to add new Software Products, or to otherwise change Schedule A.

                  1.2 "Single Machine Use" means use of a Software Product only on a single Designated Machine.

                  1.3 "Update" means any corrections or modifications, issued by LICENSOR for a Software Product and identified by LICENSOR as an "Update" in accordance with LICENSOR's procedure for software identification.

                  1.4 "Release" means any new releases or new versions issued by LICENSOR for a Software Product and identified by LICENSOR as a "Release" in accordance with LICENSOR's procedure for software identification.

                  1.5 "Designated Machine" means a machine marketed directly by LICENSOR or indirectly by others with the approval of LICENSOR and on which the Software Products are identified for use.

                  1.7 "Designated Site" means the building location housing a Designated Machine connected in a LICENSEE's Network.

         2.       SOFTWARE LICENSE

         LICENSOR hereby grants to LICENSEE a personal non-exclusive, non-transferable (except as provided in Section 3.2) license for the Single Machine Use of Software Products for which the single machine use fee has been paid for LICENSEE's own internal business purposes.

         3.       SOFTWARE RESTRICTIONS AND LIMITATIONS

                  3.1 This Agreement, the Software Products and any licenses and rights granted hereunder may not be sold, leased, assigned, sublicensed or otherwise transferred, in whole or in part, by LICENSEE except as provided in
Section 3.2 below.

              3.2 LICENSEE may relocate any Designated Machine, provided LICENSEE promptly informs LICENSOR in writing of the subsequent location. If such location is outside the country in for which the original license was granted, the LICENSEE must obtain approval from the LICENSOR and the relevant U.S. Government Export Agency. regarding such relocation.

              3.3 LICENSEE may make and maintain a single backup copy of a Software Product during the term of this Agreement, provided that LICENSEE shall reproduce all copyright, trademark, confidential or other proprietary notices appearing thereon or contained therein.

              3.4 LICENSEE shall not disassemble, de-compile or reverse engineer any Software Product in any form or manner and, except as provided in Section 3.3, LICENSEE shall not duplicate any Software Product. Interface information necessary to achieve interoperability with the Software Product is available upon written request to LICENSOR and payment of any then current administration fee.

              3.5 LICENSEE shall hold the Software Products in confidence and shall not disclose the Software Products to any person other than employees of LICENSEE for purposes specifically related to LICENSEE's (as applicable) licensed use of the Software Products. Licensee shall take appropriate steps by instruction, agreement, or otherwise to prevent unauthorized disclosure by its officers, agents or employees.

         4.       SOFTWARE FEES AND PAYMENT

              4.1 Software Products delivered to LICENSEE by LICENSOR become licensed under this Agreement when the applicable license fee has been paid. LICENSOR reserves the right to change its fees for Software Products.

              4.2 Payments under this agreement are due within thirty(30) days after the date of the relevant invoice. LICENSOR may charge interest on any invoices not paid within this time at the rate of 1 1/2% per month until payment in full has been made or the highest rate permitted by law, whichever is the lower.

         5.       SOFTWARE WARRANTY

              5.1 LICENSOR warrants that Software Products licensed under this Agreement will perform in all material respects in accordance with the then-current published documentation for a period of twelve(12) months from the date of shipment, hereinafter referred to as "Warranty Period."

              5.2 During the Warranty Period, LICENSOR shall take all reasonable steps without charge to correct errors or defects in any Software Product and any corrections for errors or defects may, at LICENSOR's election, be provided to LICENSEE directly and/or incorporated in subsequent Updates from LICENSOR. This claim, 5.2 shall constitute LICENSOR's sole obligation and LICENSEE'S sole remedy for breach of the warranty in Clause 5.1.

              5.3 Any modifications or alteration of a Software Product without the approval of LICENSOR shall void LICENSOR's obligations under this Section 5 unless and until the Software Product is returned to its unaltered state.

              5.4 LICENSOR does not warrant that the Software Products will operate in accordance with the published documentation in the combinations which may be selected for use by LICENSEE, or will meet LICENSEE's requirements. LICENSOR does not warrant that the operation of the Software Products will be uninterrupted or error free, or that all Software Product errors will be corrected.

              5.6 THE WARRANTIES SET FORTH IN THIS SECTION 5 CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO ANY SOFTWARE PRODUCT. THEY ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR OTHER TERMS, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY EXCLUDED.

              6.  INTELLECTUAL PROPERTY RIGHTS AND AUDIT

              6.1 The Software Products are protected by copyright, trade secret and other rights. Except for the limited rights set out in clause 2, LICENSEE is receiving no title or other interest in the Software Products all of which shall remain vested in LICENSOR.

              6.2 Subject to ten days prior written notice LICENSEE shall permit the LICENSOR, or its authorized representatives access to any machine where the software is stored, for the purpose of enabling LICENSOR to audit the LICENSEE's use of the Software Product. LICENSEE shall, at not cost to LICENSOR provide forthwith such assistance as LICENSOR may reasonably require to enable LICENSOR or its authorized representatives to audit LICENSEE's use of the Software.

              6.3 LICENSOR or is authorized representative shall not in any circumstance be liable for any disruption to the business of the LICENSEE or for any losses or costs, caused by or arising out of the audit.

         7.       INFRINGEMENT

              7.1 LICENSOR will defend, at its own expense, any suit or proceeding against LICENSEE based on a claim the Software constitutes an infringement of any copyright or other intellectual property right subsisting in (fill in jurisdiction in which equipment shall be used)provided that:

              7.1.1 LICENSOR shall be notified promptly in writing by LICENSEE of any notice or threat of such claim;

              7.1.2 LICENSOR shall have the sole control of the defense of any action of such claim and all negotiations for settlement or compromise; and

              7.1.3. LICENSOR shall allow it's name to be used in proceedings if necessary and provide all reasonable assistance in defending any action.

              7.2 LICENSOR will pay all damages and costs (including reasonable legal costs) awarded against LICENSEE as a result of any action for infringement.

              7.3 REMEDIES FOR INFRINGEMENT. If in any such suit or proceeding LICENSEE's continued use of any item of Software Products is enjoined, or if by reason of any claim or potential claim of infringement LICENSOR deems it advisable to do so, LICENSOR may, at its option and expense, (i) procure for LICENSEE the right to continue using such Software Products, (ii) modify or replace such Software Products with non-infringing Software Products, provided that such modification does not materially adversely affect performance or (iii) remove such Software Products and grant LICENSEE a credit based upon the remaining beneficial use of the Software Product and its depreciated value. If infringement is alleged prior to completion of deliveries of the Software Products, LICENSOR may decline to make further shipments without being in breach of this Agreement.

              7.4 NON-STANDARD SOFTWARE PRODUCTS OR USES. LICENSOR shall not be obligated to defend any suit or proceeding, or otherwise take any action, or be liable for any costs or damages, if the infringement arises out of (i) compliance with LICENSEE's instructions or specifications or any marking or branding applied at the request of LICENSEE, (ii) modification of Software Products other than by LICENSOR or not in accordance with LICENSOR's written instructions, (iii)use of Software Products for other than the purposes for which they were designed or (iv) use of other than LICENSOR's most recent release of the Software Product.

                           8 LIMITATIONS OF LIABILITY

LICENSOR SHALL IN NO EVENT HAVE OBLIGATIONS OR LIABILITIES TO LICENSEE OR ANY OTHER PERSON IN CONTRACT TORT OR OTHERWISE, FOR DAMAGED TANGIBLE PROPERTY, CONSEQUENTIAL LOSS OR DAMAGE, HOWSOEVER ARISING. THIS SHALL INCLUDE WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF USE, LOSS OF DATA, LOSS OF OPPORTUNITY, OR INCIDENTAL, INDIRECT, SPECIAL DAMAGES, EVEN IF LICENSOR KNEW,

SHOULD HAVE KNOWN OR HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. THIS EXCLUSION OF LIABILITY SHALL APPLY TO ANY LOSS OR DAMAGE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OBLIGATION HEREUNDER, OR THE SALE, DELIVERY, USE, REPAIR OR PERFORMANCE OF THE SOFTWARE OR ANY FAILURE OR DELAY IN CONNECTION WITH ANY OF THE FOREGOING.

LICENSOR'S LIABILITY UNDER OR FOR BREACH OF THIS AGREEMENT SHALL IN NO EVENT EXCEED THE PURCHASE/LICENSE PRICE FOR THE SOFTWARE PRODUCTS LICENSED HEREUNDER. IN NO EVENT SHALL LICENSOR BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS. NOTHING IN THIS AGREEMENT SHALL LIMIT LICENSOR'S LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM LICENSOR'S NEGLIGENCE.

         9        TERM AND TERMINATION

              9.1 This agreement shall commence on (the effective date) and shall continue indefinitely until terminated by either party, in accordance with this clause 9.

              9.2 LICENSOR may terminate this agreement forthwith at any time by written notice if the LICENSEE: commits an irremediable breach of this Agreement, persistently repeat a remediable breach or commits any remediable breach and fails to remedy it within thirty (30) days after receipt of notice of the breach: or becomes insolvent, bankrupt, or has a receiver, manager, administrative receiver or similar officer appointed over the whole or any part of its assets; or has a change of ownership, management or control. LICENSOR shall not be liable to LICENSEE for any loss or damage however caused, resulting from termination of this Agreement. In the event of termination for breach, all rights and license granted hereunder shall forthwith terminate and the LICENSEE shall immediately cease using and destroy all copies of the LICENSOR's Software.

              9.3 LICENSEE shall not be relieved of its obligation of confidentiality upon termination of this Agreement.

         10.      GENERAL

              10.1 This Agreement is governed by English Law and the parties submit to the exclusive jurisdiction of the English courts. This Agreement constitutes the entire agreement and understanding between the parties and supersedes all prior negotiations, representations, or agreements, whether written or oral.

              10.2 This Agreement may be amended only by a written instrument signed by a duly authorized representative of the party to be bound.

              10.3 Failure by either party at any time to require performance by the other party or to claim breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require performance with respect thereto or to claim a breach with respect thereto.

                                                                            10.4
IF ANY PART OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINING TERMS AND CONDITIONS

                                    EXHIBIT G

                             PRODUCT CHANGE NOTICES

INTERWAVE may, at any time, make changes to the Products or modify the drawings and specifications relating thereto, or substitute Products of later design to fill an order (hereinafter referred to as "Product Change"), provided that any such Product Change, under normal and proper use, does not affect form, fit or function of the Products or the interchangeability of the Products with other Products, and that INTERWAVE notifies ADC in writing thereof as soon as practicable. In the event any Product Change affects form, fit or function of the Products, INTERWAVE shall notify ADC in writing thereof prior to any planned change, except Class D Changes - non Customer Affecting. In the event ADC may reject the planned change and so notifies INTERWAVE within ten (10) days and INTERWAVE fails to reach agreement thereon, ADC shall have the right to terminate any and all orders, in whole or in part, for the Products affected by such change. Notwithstanding any notice requirement above to the contrary, INTERWAVE shall immediately notify ADC when it determines that a Class A Product Change (as defined hereinafter) shall be made. INTERWAVE shall be authorized to make Class A Product changes as soon as practical.

Notwithstanding any notice requirements to the contrary elsewhere in this Agreement, all Class A Product Change Notices shall be provided, at no charge, and forwarded in accordance with section titled "Notices". Product Change Notices shall contain all the information set forth in Notices. If INTERWAVE cancels a Product Change Notice, INTERWAVE must provide notification in accordance with clause title "Notices" hereto and state the reason for cancellation and what action, if any, is to be taken in locations where the change may already have been implemented.

INTERWAVE shall determine the classification per the requirements of Bellcore Technical Requirement Document TR-OPT-000209 of any proposed Product Change. If ADC disagrees with any classification assigned by INTERWAVE, ADC shall have the right to challenge such classification, and INTERWAVE shall, in good faith, re-evaluate its classification. In the event that ADC and INTERWAVE fail to reach agreement on any such classification, then ADC shall have the right to terminate any or all Orders, in whole or in part, for Products affected by such Product Change without penalty or obligation of any kind.

CLASS A PRODUCT CHANGE

Class A Product Changes are changes required to correct a Product deficiency (e.g., safety or fire hazard, electrically or mechanically inoperative, unsatisfactory operation, design defects. Product does not operate as documented). Class A Product Changes require immediate action by INTERWAVE to correct all affected Products, whether in the hands of INTERWAVE or ADC or their customers including spare Products. In some cases, however, it may be necessary to make a change to only a limited number of a particular type or Product. (This occurs when it is necessary to correct a condition that occurs only in certain Product combinations or with the use of certain options). Such conditions shall be described in the Product Change Notice.

INTERWAVE shall, no later than thirty (30) days from the date of the notification of a Class A Product Change, provide a schedule, acceptable to ADC for promptly implementing, at INTERWAVE' expense, such changes with respect to Products in ADC or their customer's possession. Such implementation shall include the deinstallation, if necessary, of existing Products and the engineering and installation of replacement or modified Products or any additional materials.

NOTICES

INTERWAVE shall furnish monthly status reports to ADC for all Class A Product Changes of which INTERWAVE has notified ADC. This report shall contain the following information:

         -        Product Change Notice Number
         -        Identity of the Products
         -        Model or part number and issue
         -        Date Product Change Notice issued
         -        Product ship date
         -        Installation or application responsibility
         - Locations at which change is to be made (to be supplied by ADC)
         -        Date completed, by location - Changes on hold at any location

CLASS B PRODUCT CHANGE

Class B Product Changes are changes made to incorporate improvements in design resulting in better operation, improved testing, better maintenance, longer life, service improvements, cost reductions, addition of essential features, and the like.

All Products shipped to ADC after the effective date of any Class B Product Change shall incorporate such change. Any Products shipped to ADC prior to such date may be modified by ADC at its option and expense.

No Class B changes shall effect interoperability of the product

CLASS D PRODUCT CHANGE

Class D Product Changes are design improvements, component changes, new features, or other minor improvements not sufficiently significant as to require a Class B classification. Class D Product Changes are also used when a change is required to facilitate manufacture or to effect a cost reduction not sufficiently important to justify a Class B classification.

No Class D changes shall effect the interoperability of the product

INTERWAVE shall furnish in accordance with the "Notices" Section a quarterly report listing all Product Change Notices released during the previous twelve
(12) months. This report will contain the following information: (a) Product Change Notice Number, (b) Issue Date of Change, (c) Drawing Number, (d) Change Classification, and (e) Modification Expiration Date. INTERWAVE will provide ADC a copy of all change notices as soon as they become available.

                                   EXHIBIT H

                          SUPPORT AND UPGRADE POLICY

1. This policy describes the responsibilities of INTERWAVE and ADC with respect to hardware and software upgrades that are required to resolve demonstrated problems with the equipment. These are known as "problem fix upgrades". Hardware and software upgrades whose purpose is to enhance the functionality of the equipment ("feature upgrades") are quoted by INTERWAVE on a case-by-base basis and are not covered by this policy.

2. For software problems that are reported by ADC, verified and/or recreated by INTERWAVE and which are fixed on a subsequent revision of software, INTERWAVE shall provide to ADC two (2) master copies of the software revision that incorporates the fix. The software will be accompanied by a completed "Engineering Change Request (Software)" form which, among other information, states the severity of the problem ("Class of Change") and a non-binding recommendation to ADC on the handling of the change in the field ("Field Effectivity Status"). The decision on the deployment, if any, of the software fix to one or more end-users in the field is the responsibility of ADC and all costs associated with that deployment will be borne entirely by ADC. This paragraph describes the totality of INTERWAVE' responsibilities which are limited to the provision of the two master sets of software and of the accompanying Engineering Change Request (ECR) notification.

3. For hardware problems that are reported by ADC, verified and/or recreated by INTERWAVE and which are fixed by a hardware modification to the card, module or subsystem, INTERWAVE shall provide to ADC a completed "Engineering Change Request (Hardware)" form which, among other information, states the severity of the problem ("Class of Change"). The Class of Change defines INTERWAVE' responsibilities with regard to the performance of the hardware upgrade to units that are already installed in the field.

     a. If the assigned Class of Change is "A", then INTERWAVE will perform the required hardware upgrade to effected units at no charge.
     b. If the assigned Class of Change is "AC" or "AR", then INTERWAVE will perform the required hardware upgrade to effected units at no charge if ADC so requests in writing within thirty (30) days of receipt of the associated ECR.
     c. If the assigned Class of Change is "B" or "D", then INTERWAVE will not upgrade any installed units at no charge. At ADC's request, INTERWAVE will quote such upgrades on a case-by-case basis.

     In all instances where the Class of Change obligates INTERWAVE to perform no-charge hardware upgrades. ADC shall request and receive a Return Authorization and shall promptly return all parts requiring the upgrade, freight prepaid to INTERWAVE' Service Department INTERWAVE shall have twenty (20) business days to perform the upgrade and return the part, freight prepaid, to ADC.

4. For enhancements or new feature upgrades, ADC may send the Product to be upgraded freight prepaid to INTERWAVE' Service Department. ADC must issue a purchase order for the upgrade cost as specified in INTERWAVE' then current upgrade price list. A Return Authorization must be included with the Product sent to INTERWAVE. The upgraded Product will be returned to ADC within twenty (20) business days.

5. Advance Replacement Service. If necessary, ADC may request an advance replacement exchange for the unit to be upgraded for those cases in which ADC can not wait the standard return period. ADC may arrange for this service as follows:

                         - Secure a Return Authorization for the Product to be exchanged.

                         - Issue a purchase order for the Product required at INTERWAVE' then current list price plus the cost of the upgrade and a $750 exchange service fee.

                         - Upon receipt of the proper purchase order. INTERWAVE will ship to ADC an upgraded product for exchange. Upon receipt of the Product ADC should immediately return the exchanged Product in the same container.

                         - Upon receipt of the returned Product INTERWAVE will issue a credit against ADCs purchase order for the list price of the returned Product

If the exchanged Product is not returned within thirty (30) days ADC will be invoiced for the Product shipped at the list price and ADC agrees to pay said invoice due upon receipt

                           CLASS OF CHANGE DEFINITIONS

CLASS A CHANGES

A. Changes which are (1) needed to correct (a) conditions which result in safety hazards, or (b) conditions which result in non-compliance with federal registration or radiation requirements or other federal, state or local safety regulations or UL requirements; and (2) judged by Customer severe enough to have to be made to all hardware in process, in stock or installed.

CLASS AC CHANGES
         Changes which are (I) needed to correct (a) inoperative electrical or mechanical conditions, or unsatisfactory maintenance or operating conditions, or (b) conditions which result in safety hazards, where the conditions in (a) or (b) are caused by circuit combinations or options which exist only on certain hardware; (2) needed to compensate for marginal (worse circuit) cases where the inoperative or unsatisfactory conditions exist on certain hardware and cannot be associated with specific circuit combinations or options. Such changes shall be made on Products in process and if requested by Buyer on Products in stock or returned to an authorized repair center.

CLASS AR CHANGES
         Changes which are needed to correct unsatisfactory electrical, mechanical or operating conditions, which may be allowed to exist on a temporary basis. Such changes shall be made to Products in process, except that in some cases, if Customer gives written consent, Products may be shipped for a period of time specified by Customer without incorporating the change at that time to Products in process. If Customer requests that such changes be made to Products in stock or already installed, supplier shall make such changes.

CLASS B - CHANGES

Changes which are sufficiently important to require their application to Products being manufactured (as soon as reasonably possible) and/or which may also be recommended for application to existing stock and installations in the field. Examples of this class of changes may include, but are not limited to:

         a) Providing new features that directly affect Product operability.

         b) Providing design improvements which result in better service capabilities, longer life or improved operability margins.

         c) Providing changes in design which result in important cost savings to Customer.

CLASS BU CHANGES
         For conditions of a mandatory nature, for example, the fulfillment of future federal registration or future compatibility requirement or for conditions of sufficient importance to be intended for universal application. Such changes would only be required of Products in process.

CLASS D CHANGES- NON-CUSTOMER AFFECTING

D. Other changes not sufficiently important to justify application to Products being manufactured within any specified time frame and not sufficiently important to recommend for application to existing stock and installations in the field.

                                   EXHIBIT I

                          DIAGNOSTIC SUPPORT SERVICES

I.       INTERWAVE' RESPONSIBILITIES

         INTERWAVE will provide at prevailing rates either via annual service agreement or time and materials, to ADC the following support services to ADC during the term of this Agreement, except that during the warranty period, such support services shall be free of charge.

         A.       Dial-in Diagnostics:

                  INTERWAVE shall provide, during its principal period of service (PPS), a dial-in diagnostic service which will allow INTERWAVE technical support engineers remote dial-in access to an End User node in order to perform on-line diagnostics and problem determination. Problem determination and resolution will be performed with ADC not the End User. INTERWAVE will make every reasonable effort to respond to service requests promptly.

         B.       Network Emergency Assistance:

                  1. A "Network Emergency" shall be defined as the failure of a previously operating INTERWAVE Product which renders the Product inoperable.
                  2. INTERWAVE will provide access to INTERWAVE technical support engineers via a telephone "Hot Line" to assist ADC with Network Emergencies twenty-four (24) hours a day, seven (7) days a week.
                  3. INTERWAVE reserves the right to invoice ADC at the time and material rates then in effect, for support services requested by ADC outside the PPS which is determined not to be a Network Emergency.

         C. "Principal Period of Support" ("PPS") means the period of 8 am. to 5 p.m. Pacific Time, Monday through Friday, excluding INTERWAVE observed holidays.

         D.        Problem Resolution

                  For each network emergency, INTERWAVE will assign a systems engineer to follow through and report status to ADC until such time as the problem is resolved.

II.      RESPONSIBILITIES OF ADC

         A.                ADC Support Staff:

                  1. ADC shall maintain a technically competent staff sufficiently trained to provide direct support of INTERWAVE Products to the End User. At least one ADC technical support representative must attend INTERWAVE' training program prior to the date of any support services request

                  2. ADC shall designate in writing (by name, title, address and phone number) to INTERWAVE a primary technical support representative.

                      (i) the ADC support representative shall be the primary contact with INTERWAVE for all support services provided hereunder.

                      (ii) ADC may designate in writing to INTERWAVE up to
                           two (2) alternate technical support
                           representatives who will be authorized to place support calls with INTERWAVE.

                      (iii)ADC agrees that only the primary or alternate
                           technical support representatives will request support services provided hereunder and that such representatives will be knowledgeable in the support of the Products.

                      (iv) ADC may change primary and alternate technical
                           support representative(s) by issuing written notice to INTERWAVE.

         B. When use of the INTERWAVE dial-in diagnostics capability is requested by ADC and/or determined by INTERWAVE to be necessary:

                  1. ADC shall insure that a telephone line is available to be attached to the integral modem on the End User node.

                  2. ADC shall obtain from the End User and be responsible for all necessary authorizations for remote access by INTERWAVE to the End User node.

                  3. ADC agrees that during any such remote access INTERWAVE shall at all times be acting as an agent for ADC.

         C. ADC shall use system support provided hereunder only in support of its End Users and any internal Products used by ADC.

III. GENERAL PROVISIONS

     All INTERWAVE test and diagnostic software and documentation, whether on ADC's site, accessible by remote inquiry or incorporated into the Products, shall be and remain the confidential and proprietary property of INTERWAVE.

                                 AMENDMENT #1 TO
                            PURCHASE/RESALE AGREEMENT
                             DATED FEBRUARY 27, 1997

1) MODIFICATION TO RECITALS AND SECTION 1 (AUTHORIZATION)

                                    "RECITALS

         Whereas, INTERWAVE develops, manufactures and distributes certain wireless communications products, including the products set forth on APPENDIX A hereto (the "Products"), and,

         INTERWAVE and ADC desire that each act as a non-exclusive reseller of the other company's Products under the terms and conditions set forth below, except for the areas identified in Exhibit B which define an exclusive arrangement for the sale of InterWave produced equipment,

                  NOW, therefore, INTERWAVE and ADC agree as follows:

         SECTION 1 AUTHORIZATION

                  (a) APPOINTMENT. Subject to the terms of this Agreement, INTERWAVE appoints ADC, and ADC accepts such appointment, as a non-exclusive reseller of the InterWave Products except for the territories as set forth in EXHIBIT B (the "TERRITORY"). This Agreement applies only to those INTERWAVE products which are listed in Appendix A as amended from time-to-time upon agreement between the Parties and as herein provided. In addition, subject to the terms of this Agreement, ADC appoints InterWave, and InterWave accepts such appointment, as a non-exclusive reseller of certain ADC Products as identified in Exhibit A for InterWave territories as set forth in EXHIBIT B (the "TERRITORY").

                  (b) FORMAT. ADC and InterWave may use or resell the other party's Products as either stand-alone products, or in combination with other products of their choice that meet the technical standards of the Products. ADC and INTERWAVE makes no representation that the other company's Products will be appropriate for combination with any other product(s)."

2) MODIFY SECTION 2 (PRICE) AS FOLLOWS:

     "SECTION 2 PRICE

         2.1 Prices for the INTERWAVE Products to be sold to ADC for resale are based on market prices to end-users, and the discount schedule shown as Appendix A to Exhibit "A" to this Agreement, as may be modified from time to time. Initial prices are shown at Appendix B to Exhibit "A". Prices for the ADC Products sold by INTERWAVE are shown as Appendix C to Exhibit "A"; these ADC products are to be sold by INTERWAVE according to the terms in Appendix C to Exhibit A".

         2.2 Additional Products will be introduced by ADC and/or INTERWAVE from time to time during the course of this Agreement and such products will be priced and offered for resale by the other company through periodic amendments to Exhibit A."

3) MODIFY SECTION 3 (AGREEMENT COMMENCEMENT DATE) AS FOLLOWS:

         "SECTION 3 AGREEMENT COMMENCEMENT DATE

         3.1 For purposes of timely execution of several of the terms and conditions hereof, the "Agreement Commencement Date" shall be that date on which ADC and INTERWAVE agree that (i) the initial INTERWAVE product has been independently certified to be GSM compliant (11.21 compliant), AND (ii) that the initial INTERWAVE product meets the jointly agreed ADC product specifications and acceptance criteria which are contained in Appendix D of Exhibit A. Such specifications and acceptance criteria shall be initially based on INTERWAVE's Release 3.0 (previously noted as Release 1.1) feature set. Modifications may be necessary to comply with the product specifications and acceptance criteria in Appendix D of Exhibit A and shall be concluded by Release 5.0. In order to establish the "Agreement Commencement Date", the GSM compliant product (11.21 compliant and Release 3.0) shall be available to ADC and applicable agencies for certification activities no later than October 31, 1997 in order to allow production and shipment by INTERWAVE of compliant equipment by end of year, 1997. Provided these conditions are met, the "Agreement Commencement Date" shall be established on November 1, 1997.

4) MODIFY SECTION 5.1.4 (ADC OBLIGATIONS) AS FOLLOWS:

         "5.1.4 ADC will market INTERWAVE Product to various cellular operators with exclusivity to operators in specified geographies as enumerated on Exhibit B with a commitment to achieve a minimum of [***] in purchases from INTERWAVE during the first 12 months following the Agreement Commencement Date. In the second 12 months following the Agreement Commencement Date, ADC has a non-binding forecast to an additional [***] in purchases from INTERWAVE. ADC has advanced [***] in cash to INTERWAVE in April, 1997; these funds will be used to purchase INTERWAVE assets and demonstration systems in the ADC exclusive countries shown in Exhibit B. Any portion of the [***] not used for asset transfer will be credited towards the [***] in purchases during the first 12 months following the Agreement Commencement Date.

5) ADD NEW SECTION 5.1.4.1 (PERFORM REGULAR CONTRACT MAINTENANCE)

         "5.1.4.1 ADC and INTERWAVE will perform regular maintenance on the Agreement (i.e.; quarterly) to reflect any required modifications (e.g.; in conjunction with material changes in INTERWAVE's equity ownership)."

6) DELETE SECTION 5.1.6 (ADC OBLIGATIONS)

7) MODIFY SECTION 5.2.2 (INTERWAVE OBLIGATIONS) AS FOLLOWS:

         "5.2.2 INTERWAVE, insofar as practical, will provide modifications and/or enhancements to its Products requested by ADC as mutually agreed by the Parties. For modifications or enhancements beyond the jointly agreed specifications (Section 3.1) INTERWAVE will provide engineering resources (up to a maximum of 24 man-months per calendar year) to perform custom engineering to accommodate ADC requests for specific product features or changes. Such engineering resources will be billed to ADC on an as-used basis at the rate of $100 per hour. INTERWAVE will attempt to provide additional resources to meet ADC's custom engineering needs on an as-requested basis. In lieu of paying INTERWAVE for its engineering resources, in certain instances, ADC may supply its own resources to perform certain custom engineering or enhancement work. In turn, INTERWAVE may request engineering resources from ADC

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

in aiding the design, development and testing of the INTERWAVE specified product which will be billed to INTERWAVE on an as-used basis at the raze of $100 per hour plus any additional expenses that are required to interface with INTERWAVE's design team."

8) MODIFY SECTION 5.2.4 (INTERWAVE OBLIGATIONS) AS FOLLOWS:

         5.2.4 INTERWAVE will not compete directly with ADC in the sales of the INTERWAVE Product as enhanced or modified pursuant to the Agreement to the specified geographical areas and cellular system operators as described in Exhibit "B" unless:

                 1. Customer states that it will only do business directly with INTERWAVE, or,

                 2.  Customer does not wish to do business directly with ADC, or

                 3. Customer is purchasing a private labeled or co-branded product from an INTERWAVE OEM.

         Should a conflict arise, INTERWAVE agrees to cooperate with ADC in good faith to attempt to resolve the issue in ADC's behalf. Additionally, INTERWAVE shall obtain ADC's approval prior to the consummation of any OEM relationship that INTERWAVE wishes to enter into other than this Agreement; this approval shall not be unreasonably withheld."

9) MODIFY SECTION 5.2.9 (INTERWAVE OBLIGATIONS) AS FOLLOWS:

         "5.2.9 Following receipt of the initial [***] advance deposit referred to in Section 5.1.4, INTERWAVE will commence development of a PCS 1900 version of the INTERWAVE Products, with a target initial customer trial (beta release) date no later than April 30, 1998; this beta release will fully support the requirements outlined in Appendix E of Exhibit A. Additionally, INTERWAVE will support an initial customer alpha trial for PCS 1900 no later than February, 1998 with a minimum commitment of six (6) 1900 Transceiver (TRX) cards for the WAVEXpress base station."

10) MODIFY SECTION 7 (MARKETING REVIEW) AS FOLLOWS:

         "SECTION 7 MARKETING AND TECHNICAL REVIEW

         7.1 Representatives of both INTERWAVE and ADC shall meet promptly after completion of the first three-month period of this Agreement, and at least quarterly thereafter (while this Agreement remains in force) to review INTERWAVE and ADC's sales, market strategies, and objectives, product support activities, promotion and advertising plans, and competition. Meeting location shall be agreed upon for the mutual convenience of the parties.

         7.2 Representatives of both INTERWAVE and ADC shall meet on a regular basis (i.e.; monthly program review) to review product development and operations support activities in order to develop and manage the specification of new requirements and/or necessary corrections for existing products. Meeting location and logistics shall be agreed upon for the mutual convenience of the parties."

11) MODIFY, AS FOLLOWS, SECTION 13 (TRADEMARKS: TRADE NAMES, LOGOS, DESIGNATIONS, AND COPYRIGHTS) TO INCLUDE SECTION 13.6 (NEW):

                  "13.6 INTERWAVE agrees to allow ADC to add the ADC logo/branding information, markings and identification information (e.g.; bar codes) that are not in conflict with the other items in Section 13."

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

The forecast will be updated Quarterly starting in 4Q97. All deliveries made prior to Release 5.0 will be upgraded to Release 5.0 software at ADC's request at no additional charge.

Any Forecast stated on behalf of ADC is non-binding on the part of ADC nor would any forecasted products and services not taken result in any additional billings, obligations or legal recourse if ADC does not accept, achieve or take shipment of this Forecast.

SECTION IV CALL OFF ORDERS

         The initial call off order will be issued for the first 20 systems as shown in Section III. This call off order will be issued by September 26, 1997. Subsequently, call off orders will be issued two quarters in advance beginning in 2Q98 for delivery in 4Q98.

SECTION V SPECIAL PAYMENT TERMS

         Payment terms are as specified in the Purchase/Resale Agreement with the exception of the first 10 systems shipping in calendar year 1997. Full payment on these 10 systems will be within 75 day from the interWAVE invoice date.

SECTION VI TERMS AND CONDITIONS

         All terms and conditions not specifically covered in this Frame Contract will be as stated in the Purchase/Resale Agreement in existence on the date of the shipment


ADC Telecommunications, Inc.                         interWAVE Communications
                                                     International, Ltd.


By: /s/ [ILLEGIBLE]                                By: /s/ [ILLEGIBLE]
   -----------------------------                      --------------------------


Title: SENIOR VICE PRESIDENT                       Title: Sr VP CFO
      --------------------------                         -----------------------


Date:                                              Date: 10/14/97
     ---------------------------                        ------------------------

                             APPENDIX A TO EXHIBIT A

                 DISCOUNT SCHEDULE BASED ON VOLUME ($ MILLIONS)


ANNUAL PURCHASE COMMITMENT:                 $0-10             $10-20            20-40            $40+
                                            -----             ------            -----            ----


                         Discount from "Market" Price

YEARS AFTER AGREEMENT COMMENCEMENT DATE (NOTE 1):


First                                       [***]             [***]             [***]            [***]

Second                                      [***]             [***]             [***]            [***]

Third and beyond                            [***]             [***]             [***]            [***]


"Market Price" means: the end user price recorded by IWC and ADC for their respective end-user (operator) sales accounts, by geographic region (Europe, Asia-Pacific and North America.).

Average sales over the preceding three months will be used to determine the "market" price.

Pricing will be reviewed and modified as necessary on a quarterly basis..

In cases where special circumstances dictate a greater than normal discount from list for an end-user (such as when an operator elects to make an equity investment in conjunction with his product purchase arrangement) those transactions will be excluded from the calculation of "average"; likewise if ADC has a special case requiring an usual discount, then INTERWAVE will cooperate and share the pain in terms of margin impact.

Depending on market price erosion over time, INTERWAVE and ADC reserves the right to re-negotiate the ADC discount.

Note:
1. In conjunction with a commitment purchase agreement between ADC and INTERWAVE, ADC shall receive an additional [***] off of the discounted price for the first and second year of the purchase agreement. For example, the first year discount for purchases between $ 0 - 10 M is now [***] rather than [***].

* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX B TO EXHIBIT "A"
                              INITIAL MARKET PRICES

-------------------------------------------------------------------------------------------------------------------------------
WAVEXPRESS/BTS - 900 MHz (INCLUDES 1 ABIS
INTERFACE)
                (1) TRX                                                                     [***]       or
                (1) 1800 TRX                                                                [***]       or
                (1) 1900 TRX                                                                [***]
                Additional 900 TRX                                                          [***]       or
                Additional 1800 TRX                                                         [***]       or
                Additional 1900 TRX                                                         [***]
                Additional Power Supply                                                     [***]
                Additional Software Feature Releases: 15% of product cost
                depending on feature content
--------------- ------------------------------------------------------------------ ---------------- ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
WAVEXPRESS/BSC
                (2) A, (2) Abis Interface                                                   [***]
                module
                Additional A-int Trunk module                                               [***]
                Additional Abis interface trunk card
                         - with 32 channel TRAU capacity                                    [***]
                         - with 64 channel TRAU capacity                                    [***]
                Additional Power Supply                                                     [***]
                BTS Management Software                                                     [***] per TRX
                Additional Software Feature Releases:
                product cost depending on feature content                                   [***]% of
--------------- ----------------------------------------------------------------------------------- ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
WAVEXPRESS OUTDOOR ENCLOSURE
                Environmental Cabinet                                                        [***]
                Celwave Filter Kit, Outdoor                                                  [***]
                Heat Exchanger, Outdoor                                                      [***]
                UPS, Outdoor                                                                 [***]
--------------- ------------------------------------------------------------------ ---------------- ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
WAVEVIEW OMC-R (UNIX/MOTIF)
                WAVEView OMC-R Server Software                                               [***]
                WAVEView OMC-R Client Software                                               [***]  per copy
                X-terminal client license per copy                                           [***]  per copy
                TRX Management                                                               [***]  per TRX
--------------- ------------------------------------------------------------------ ---------------- ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
CRAFT INTERFACE PC
                Craft Hardware and Software                                                  [***]
--------------- ------------------------------------------------------------------ ---------------- ---------------------------

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX B TO EXHIBIT "A"
                              INITIAL MARKET PRICES

-------------------------------------------------------------------------------------------------------------------------------
MICROXPRESS/BTS
                Base System (900 MHz)                                                       [***]               or
                Base System (1899/190 MHz)                                                  [***]
                Optional Wall Mount Kit                                                     [***]
                Optional Pole Mount Kit                                                     [***]
                Addit'l Software Feature Releases:
                  12%-15% of product cost
                  depending on feature content
--------------- ------------------------------------------------------------------ ---------------- ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
DOCUMENTATION
                WAVEXpress/BTS Installation Guide                                           [***]
                WAVEXpress/BSC Installation Guide                                           [***]
                WAVEXpress/BS+ Installation Guide                                           [***]
                WAVEView UNIX Installation Guide                                            [***]
                WAVEView UNIX Operator's Manual                                             [***]
                Craft Interface Operators Manual                                            [***]
--------------- ------------------------------------------------------------------ ---------------- ---------------------------

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX B TO EXHIBIT "A"
                              INITIAL MARKET PRICES

-------------------------------------------------------------------------------------------------------------------
WAVEXCHANGE SWITCH 1.0 [INCLUDES (1) PTSN & (1)A/ABIS INTERFACE
MODULES)

              (1) 2-port E1/switch module                                       [***]
              Additional CPU module                                             [***]
              Additional 2-port E1 A-interface trunk module                     [***]

              Additional 2-port E1 PSTN interface trunk module                  [***]
                   - with 32 channel Echo capacity                              [***]
                   - with 65 channel Echo capacity                              [***]
              Additional 2-port E1/switch module                                [***]
              Integrated BSC                                                    [***]
              Subscriber management                                             [***]
              HLR/VLR
              Up to 500 subscribers                                             [***]
              501 - 1,000 subscribers                                           [***]
              AUC                                                               [***]
              Call data records
              Up to 500 subscribers                                             [***]
              501 - 1,000 subscribers                                           [***]
              Radio Channel Control                                             [***]  per Tr Channel
              Integrated TRAU                                                   [***]  per DSP module
              Echo Cancellation                                                 [***]  per DSP module
              Additional Power Supply                                           [***]
              Additional Software Feature Releases:
                product cost depending on feature content                       [*****]% of
------------- ------------------------------------------------------------------------- ---------------------------

-------------------------------------------------------------------------------------------------------------------
WAVEVIEW OMC-S
              WAVEView OMC-S Server Software                                    [*****]
              WAVEView OMC-S Client Software                                    [*****]
              Radio channel management                                          [*****] per voice channel
------------- ---------------------------------------------------------- -------------- ---------------------------

NOTE: SPARES ARE TYPICALLY QUOTED AT 5% OF THE SYSTEM CONFIGURATION SUPPORT AND TRAINING ARE SEPARATELY QUOTED DEPENDING ON THE OPERATOR REQUIREMENTS

*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX C TO EXHIBIT "A"
                         LIMITED DISTRIBUTION AGREEMENT
                           & PRICING FOR ADC PRODUCTS

                   ADC CityRFx - Distributed Antenna System

---------------------------------------------------------------------------------------------------------
        MODEL                                  DESCRIPTION                          LIMITED DISTRIBUTOR
                                                                                         PRICE/UNIT
---------------------------------------------------------------------------------------------------------
900 MHZ GSM
---------------------------------------------------------------------------------------------------------
CFXB-900AA             BEX, 60 vac                                                                [***]
---------------------------------------------------------------------------------------------------------
CFXB-900AD             BEX, 28 vdc                                                                [***]
---------------------------------------------------------------------------------------------------------
CFXM-900AA             MEX, 60 vac                                                                [***]
---------------------------------------------------------------------------------------------------------
CFXM-900AD             MEX, 28 vdc                                                                [***]
---------------------------------------------------------------------------------------------------------
CFXI-900FA             In-line MEX;60vac                                                          [***]
---------------------------------------------------------------------------------------------------------
CFXI-900FD             In-line MEX;28vdc                                                          [***]
---------------------------------------------------------------------------------------------------------
1800 MHZ PCN
---------------------------------------------------------------------------------------------------------
                       All PCN MEX Units, 60 vac                                                  [***]
---------------------------------------------------------------------------------------------------------
                       All PCN BEX Units, 60 vac                                                  [***]
---------------------------------------------------------------------------------------------------------
1900 MHZ PCS
---------------------------------------------------------------------------------------------------------
CFXM-190AA             A-block EMEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXM-190BA             B-block EMEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXM-190CA             C-block EMEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXM-190DA             D-block EMEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXM-190EA             E-block EMEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXM-190FA             F-block EMEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXB-190XA             1900 MHz BEX, 60 vac                                                       [***]
---------------------------------------------------------------------------------------------------------
CFXI-190XA             1900 MHz IMEX, 60 vac                                                      [***]
---------------------------------------------------------------------------------------------------------
ACCESSORIES
---------------------------------------------------------------------------------------------------------
01-61985001            3 dB In-line Attenuator, pwr passing                                       [***]
---------------------------------------------------------------------------------------------------------
01-61986001            6 dB In-line Attenuator, pwr passing                                       [***]
---------------------------------------------------------------------------------------------------------
01-61987001            10 dB In-line Attenuator, pwr passing                                      [***]
---------------------------------------------------------------------------------------------------------
01-61988001            20 dB In-line Attenuator, pwr passing                                      [***]
---------------------------------------------------------------------------------------------------------
01-61989001            75 ohm "F"-male Termination                                                [***]
---------------------------------------------------------------------------------------------------------
01-61982001            8 dB Directional Coupler                                                   [***]
---------------------------------------------------------------------------------------------------------
01-61983001            12 dB Directional Coupler                                                  [***]
---------------------------------------------------------------------------------------------------------
01-61984001            16 dB Directional Coupler                                                  [***]
---------------------------------------------------------------------------------------------------------
01-61980001            2-Way Splitter, pwr passing                                                [***]
---------------------------------------------------------------------------------------------------------
01-61981001            3-Way Splitter, pwr passing                                                [***]
---------------------------------------------------------------------------------------------------------
CFXP4060A              Pwr Transformer, 120 vac In/60 vac Out                                     [***]
---------------------------------------------------------------------------------------------------------
CFXP-4028A             Pwr Supply, 120 vac In/28 vdc Out                                    Quote
---------------------------------------------------------------------------------------------------------
01-619-78001           RG-6 Plenum Cable                                                    Quote
---------------------------------------------------------------------------------------------------------
01-61979001            "F" Male Crimp Connector for RG-6                                    Quote
---------------------------------------------------------------------------------------------------------
PE4508                 "N" Male Crimp Connector for RG-6                                    Quote
---------------------------------------------------------------------------------------------------------
01-61978101            RG-11 Plenum Coaxial Cable                                           Quote
---------------------------------------------------------------------------------------------------------
01-61979101            F-11 Connector for RG-11                                             Quote
---------------------------------------------------------------------------------------------------------

*   ALL PRICES SHOWN ARE $USD; F.O.B. HILLSBORO, OR


*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX C TO EXHIBIT "A"
                         LIMITED DISTRIBUTION AGREEMENT
                           & PRICING FOR ADC PRODUCTS

                   ADC CityLink - F1/F2 Repeater

---------------------------------------------------------------------------------------------------
        MODEL                                  DESCRIPTION                             LIMITED
                                                                                     DISTRIBUTOR
                                                                                      PRICE/UNIT
---------------------------------------------------------------------------------------------------
CLRA-1112AW            CityLink 1900; A-block; 1 Ch; 1.25 MHz BW: AC Pwr                   [***]
---------------------------------------------------------------------------------------------------
CLRB-1112AW            CityLink 1900; B-block; 1 Ch; 1.25 MHz BW: AC Pwr                   [***]
---------------------------------------------------------------------------------------------------
CLRA1212AW             CityLink 1900; A-block; 2 Ch; 1.25 MHz BW: AC Pwr                   [***]
---------------------------------------------------------------------------------------------------
CLRB1212AW             CityLink 1900; B-block; 2 Ch; 1.25 MHz BW: AC Pwr                   [***]
---------------------------------------------------------------------------------------------------
TBD                    Field Kit; Add Second CDMA Channel                                  [***]
---------------------------------------------------------------------------------------------------
TBD                    Spare Kit; Replaces Fwd and Rev Link Modules                        [***]
---------------------------------------------------------------------------------------------------

* ALL PRICES SHOWN ARE $USD; F.O.B. HILLSBORO, OR

INTERWAVE and ADC agree to negotiate in good faith terms and conditions which shall cover the products listed in this Appendix C. Such negotiations shall be completed no later than October 31, 1997


*Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.

                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

           BSS PRODUCT PLAN


         RELEASE 1.0

           RELEASED
           --------

         CONTENT FROZEN

-        1-10 TRX per BSC
-        1-10 BSC per BSC
-        No cycling of MS Power
-        MS Dynamic Power Control on
         RxQual and RxLev
-        Separate Settable HO Margins
-        Settable handover priorities
-        MS Fast Power Down
-        Speed Sensitive microcell HO
-        MX Daisy Chain (up to 4)
-        12.21 std Abis Interface to BTS
-        Racal BSS Testing Support
-        TRX Hot Swap
-        Enh Network Perf Statistics
-        Nodule Serial Number ID
-        BSS Increased Capacity


                   RELEASE 2.0
                 GENERAL RELEASE
                 ---------------
                        DEC 97
                        ------

                 CONTENT FROZEN

-        Quality Updates (PRs Bug Fix)
-        Non-Encrypted Software Release
-        IWP MMU Support
-        BSS Eng Guidelines / Cap. Rules
-        BTS Standalone Diagnostics
-        Radio Compatibility / Support
-        GSM Data Services
-        .nm File Cleanup
-        Intelligent Software Upgrades
-        MicroXpress Battery Backup


                         RELEASE 3.0
                       GENERAL RELEASE
                       ---------------
                            1Q98

                   CONTENT FREEZE: SEP 97

-        DCS1800 Full Band Radio (WE/MX & GSM900 Radios (WE)
               -11.21 Compliant Prod Units
               -Temp Comp (-40DEG.C to 55DEG.C)
               -2w (33dBm) at Antenna Port
-        Environmentally Hardened MX
               -Temp Comp (-40DEG.C to 55DEG.C
               -Humidity, Solar, Rain, Dust
-        Antenna Receive Diversity
-        Dynamic Power Control
-        Directed Retry (phase 1 and phase 2 mobiles)
-        WE 3 TRX BTS support
-        WE Integrated high Power TRX
               -2-10 Watts
               -1800/900 Frequencies
-        External high power masthead
               -WX/MX
               -900/1800 Frequencies
-        OMC Support
-        Quality Improvements

                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

              BSS PRODUCT PLAN (CON'T)


             RELEASE 4.0
           GENERAL RELEASE
           ---------------
                2Q98

CONTENT FREEZE: OCT 97

-        1 to 20 TRX per BSC
-        1 to 20 BTS per BSC
-        Lathrop `A' WE Enclosure
-        Cell Broadcast
-        Idle Chan Intf Msmt & Notif
-        HO on congestion w/ threshold
-        Force HO to second best cell
-        DTX downlink (uplink by MS)
-        Call Trace
-        T1 Support 900/1800 (WE BSC/BTS Adjunct)
-        Underlay test and HO test
-        Handover margins for each cell
-        OMC support
-        Quality Improvements (PRs)
-        Double BCCH Allocation
-        Very Early Assignment
-        Call Queuing


            RELEASE 5.0
          GENERAL RELEASE
          ---------------
               4Q98

CONTENT FREEZE: 1Q98

-        1 to 20 TRX per BSC
-        1 to 20 BTS per BSC
-        A5/2 Encryption
-        Paging Group Reorganization
-        Windows based Craft PC (should be R4)
-        Adj of uplink/downlink volume (should be R4)
-        CRC4 support to get performance data on E1/T1 trunk
-        Improved diagnostics (off-line, E1, IWP, RFD, Clock Module)
-        OMC Support
-        Quality Improvements
-        SW Download / N-2 support
-        MX 900 (Compliant Radio)
-        MX2-TRX (New TRX - 1800)
               -Frequency Hopping
-


           RELEASE 5.0 (CON'T)
             GENERAL RELEASE
             ---------------
                  4Q98

CONTENT FREEZE: 1Q98

PCS1900

-    PCS1900 Radio (WE/MX)
               -N.A Compliant prod Units
               -Temp Comp (-40DEG.C to 55DEG.C)
               -2w (33dBm) at Antenna Port
               -Operation over full 1900 Band
-        Enhanced Full Rate Vocoder
-        Integrated T1 Support (MX / WE)
-        ANSI SS7 / Protocol Stack Support
-        Mu-law support
-        Call Processing modifications
-        IMP Microcellullar Algorithms
-        3 Digit MNC support
-        E911 Services (Cell-id)

                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

      BSS PRODUCT PLAN (CON'T)


RELEASE 6.0
GENERAL RELEASE
---------------
        2Q99

CONTENT FREEZE: 2Q98

-        Next Generation BTS
-        Dynamic Channel Alloc (DCA)
-        MX 2-TRX (New TRX - GSM900 and PCS1900
-        Enh. Overload / Congestion Control
- Improved Threshold Alarms (include changes, rate of changes, link balance)
-        14.4 Kbps Data
-        OMC Support
-        Quality Improvements

                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

              OMC PRODUCT PLAN


               RELEASE 1.0                      RELEASE 2.0                     RELEASE 3.0
                 RELEASED                     GENERAL RELEASE                 GENERAL RELEASE
                                                    4Q97                           1Q98

CONTENT FROZEN                         CONTENT FROZEN                        CONTENT FREEZE: SEP 97

-  Object to Alarm Link                -  BSS 2.0 Support                    -  BSS 3.0 Support
-  Lost Alarm / Event Report Rec.      -  .nm File Cleanup                   -  Manageability Improvements
-  Audible Alarm                       -  Display of Vector Map              -  Quality Improvements
-  Multiple Alarm Windows              -  Most Current Sun Machines          -  Migration to TCSI OSP 4.0.5
-  E1, TRX & TRX Ch Diagnostics        -  System Configuration               -  Upgrade to Latest Oracle 7
-  Export of Perf Statistics           -  BSC R1.0 to R2.0 DB Conv.          -  DB Conversion Utilities
-  Batch Audit                         -  Quality Improvements
-  Display BSC Software version                                                         OMC-S
-  Cell Plan Import and Export                      OMC-S                    -  Support of OMC-R base Enhancements
-  BTS / Cell Creation Templates       -  WAVEXchange Release 2.0            -  Integrated OMC-R-S-HLR
-  NMI Password Support                -  Basic System Admin Support         -  Performance Mgmt
-  PC Client support
-  On-line help support
-  MicroXpress / BTS Support
-  Mgt of Daisy Chain Config.

         OMC-S
-  General Admin via NMI


                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

         OMC PRODUCT PLAN (CON'T)


RELEASE 4.0                      RELEASE 5.0                             RELEASE 6.0

     GENERAL RELEASE                    GENERAL RELEASE                          GENERAL RELEASE
           2Q98                              4Q98                                     2Q99

CONTENT FREEZE: OCT 97                 CONTENT FREEZE: 1Q98                    CONTENT FREEZE: 3Q98

-  Quality Improvements          -  Quality Improvements                 -  Quality Improvements
-  Performance Improvements      -  Performance Improvements             -  Performance Improvements
-  DB Conversion Utilities       -  DB Conversion Utilities              -  DB Conversion Utilities
-  Disk Redundancy
                                          OMC-R                                   OMC-R
         OMC-R                   -  BSS 5.0 Support                      -  BSS 6.0 Support
-  BSS 4.0 Support               -  PCS1900 Support                      -  Interfaces to managers of managers
-  Alarm Mgmt (e.g. FTP Alarms)  -  GUI Redesign                         -  Peer to peer OMC comm
-  Enhances E1 Mgmt              -  PC Client Support                    -  Quality Improvements
-  Enhanced Map Mgmt             -  Multi CAI Support
-  Enhanced SW Download for BSS  -  Enhanced Alarm Management                     OMC-S
-  Support for Mgmt Interfaces   -  OMC Perf Assessment                  -  Support of OMC-R base Enhancements
-  Access Management             -  Increased Capacity                   -
Enhanced Performance Meas.
-  GUI Enhancements              -  High Availability Platform
-  Comm Module Re-design         -  Process management
-  Software Management           -  TRAU - Select EFR
-  Configuration Mgt Re-design   -  3 Digit MNC
-  OMC Sync w/BSS DB             -  T1 I/F on OMC Server
-  Cell Mgmt Re-design           -  T1 Mgt.
-  Template Mgt
-  Help system Re-design                  OMC-S
                                 -  Support of OMC-R base
         OMC-S                      Enhancements
-  Support of OMC-R base         -  Enhanced Alarm Mgmt
   Enhancement                   -  Enhanced Translation
-  Integral OMC-S Combo Server      Management
-  Ext. Translations             -  Support of Service Management
-  Enhanced Performance Meas.    -  Centralized HLR
-  Software Release Mgmt.
-  Enhanced CDR Mgmt

                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

          SWITCH PRODUCT PLAN


RELEASE 1.0                               RELEASE 2.0                            RELEASE 3.0
GENERAL RELEASE                           GENERAL RELEASE                        GENERAL RELEASE
---------------                           ---------------                        ---------------
     3Q97                                      4Q97                                   1Q98
CONTENT FROZEN                            CONTENT FROZEN                         CONTENT FROZEN**

-  Support BSS / OSS Release 1.0          -  Support BSS / OSS Release 1.0       -  Support BSS / OSS Release 1.0
-  Support for GSM900/DCS1800               Basic OMC-S                          -
-  (2) BSC; (10) BTS; (20) TRX total      -  Abbr. Dial Plan                     (
-  500 subs @ 0.1E                        -  MFCR2 Trunks                        -  Integrated OMC-R-S-HLR
-  `A' Interface to iWV BSC               -  DTMF / MF Tones                     -  Data / Fax (intra WX)
-  HLR / VLR Support                      -  Call Barring (Operator Determined)  -  Caller ID
-  Authentication                         -  Call Forwarding Unconditional       -
-  Ciphering                                                                     -  Echo Cancellation
-  Emergency Call                                                                -  Performance Measurements
-  NMI Based Switch Admin                                                        -  Trunk Group Management
-  ISDN PRI Trunks                                                               -  Engineering Guidelines
-  Dial Plan (E.164 psuedo)
-  DTMF Tones
-  Call Detail Records (CDR)


                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

         SWITCH PRODUCT PLAN (CON'T)


         RELEASE 4.0                             RELEASE 5.0                               RELEASE 6.0
       GENERAL RELEASE                         GENERAL RELEASE                           GENERAL RELEASE
             2Q98                                    4Q98                                     2Q99

     CONTENT FREEZE: OCT 97                   CONTENT FREEZE: 1Q98                     CONTENT FREEZE: 3Q98

-  Support BSS / OSS Release 4.0         -  Support BSS / OSS Release 5.0         -  Support BSS / OSS Release 6.0
-  Support (5) BSC (BSS 4.0 rules) for   -  Support (5) BSC (BSS 5.0 rules) for   -  Support (10) BSC (BSS 6.0 rules) for
   a maximum of (60) TRX                    a maximum of (60) TRX                    a maximum of (60) TRX
-  2000 Subs @ 0.1E                      -  Basic PCS 1900 System                 -  5000 Subs @ 0.1E
-  Combo Switch/BSC/BTS/HLR              -  Centralized HLR                       -  QSIG (Integrated)
   -  Support for (2) TRX                -  T1 Trunk support/PRI (NI1)            -  Fax / Data (PSTN IWF)
   -  up to 200 subs @ .025E             -  Multi-party                           -  Short Message Service (SMS)
   -  Modular expansion                  -  Call Waiting                             -  serves up to (10) WX
-  Recorded Announcement                 -  Hold                                     -  max 25,000 subs
-  Call Forwarding Conditional           -  IWV MAP (WX Networks)                    -  scalable (entry to max)
-  Private A-Link Multiplex (PALIM)      -  Quality Improvement                   -  MAP (v2)
-  MFCR2 Country Variants                                                         -  Redundancy
-  QSIG (Adjunct)                                                                    -  CPU
-  Quality Improvement                                                               -  Hard Disk Drove
                                                                                  -  GSM Phase 2+ ASCl
                                                                                     -  GSM 2.68 / 3.68 VGCS
                                                                                     -  GSM 2.69 / 3.69 VBS
                                                                                     -  Broadcast Calls
                                                                                     -  Group Calls
                                                                                     -  Priority & Pre-emption
                                                                                  -  Quality improvement

                            APPENDIX D TO EXHIBIT "A"
                 INTERWAVE SPECIFICATIONS AND AVAILABILITY DATES

                         INTERWAVE FEATURE DEFICIENCIES

The following deficiencies as of September 22, 1997, have been identified by ADC Wireless as necessary requirements for the targeted ADC customer base. INTERWAVE will commit to the development of features that close these deficiencies by R5.

         BSS                                                                            SUPPORTED
         ---                                                                            ---------
1.       Support of data or fax below 9.6Kbit/s,                                R2 (Fund Spec to be provided)

2.       Support for dual band 900/1800 MHz operation.                          R5

3.       Support for drop/insert on Abis for wavexpress.                        R3 (no bypass)

4.       Support for Cell Broadcast (may be an issue with some operators)       R 4.0

5.       Enhanced Wavexpress Outdoor Design                                     R3?

6.       Support for frequency hopping.                                         R5.0

7.       Integrated battery backup on indoor Wavexpress.                        ??

8.       Support for sectored BTS.                                              R3 or R4

9.       Microcell handover algorithm.                                          R5

10.      Remote transcoder option.                                              R5?

11.      Kill/Restart individual processor without dropping existing calls     R5??

12.      Alternate speech/fax support.                                          ??

                                    OMC
                                    ---
1.       Limited help on OMC, no context sensitive help.                        R4.0 (fixed)

2.       Change site names etc. without deleting/recreating a site on OMC.      R2.0

3.       Performance Management on OMC                                          R5?

4.       Q3 interface from OMC to high level NMS                                ??

5.       OMC on HP Server Platform                                              R4?
6.       OMC on PC Client                                                       R5

(NOTE: PART FUNCTIONALITY IS DESIRED ON R4; FEATURE IS ON THE R5 RELEASE PLAN)

                            APPENDIX E TO EXHIBIT "A"
                   PCS 1900 BSS HIGH LEVEL MARKET REQUIREMENTS

1.  GENERAL
The purpose of this paper is to define the high level market requirements for an initial release of PCS 1900 BSS equipment. The PCS 1900 equipment (hardware and software) shall in general have the same functionality as the corresponding DCS 1800 products at the same time. As such this paper describes only the differences required for the PCS 1900 BSS products.

2.  1900 MHZ FREQUENCY BAND
The PCS 1900 BSS shall use the 1900 MHz frequency band, namely 1850 to 1910 MHz for uplink, MS to BTS and 1930 to 1990 MHz for downlink, BTS to MS, channel numbers 512 to 812 inclusive. All equipment shall operate over the full frequency band and be compliant and tested to JTC PCS Air interface Specification, PN3389.

The transmitter shall meet the FCC Code of Federal Regulations, volume 47, section 24.238. titled - `emission limits' which defines the performance at the band edge.

3.  TRANSCODING
The system shall support the GSM/JTC approved Enhanced Full Rate (EFR) vocoder as well as the standard Full Rate (FR) vocoder. Both coders will be required to operate for any TRX and TRAU timeslot at any time and shall allow handover from FR to EFR and vice versa.

The design shall (if possible) enable a software upgrade to support another speech coder at a later date.

Due to the T1 interface only supporting 24 64 kbit/s timeslots less DSP/TRAU boards may be needed on the T1 board for the Abis interface at the BSC.

4.  T1 INTERFACE
The interface between BTS and BSC (Abis interface) and between BSC and MSC (A interface) shall be 1.544 Mbit/s T1 format. This shall be compliant with ITU T G.703, ANSI T1.403-1995 and all other appropriate standards.

The interface shall be configurable to support standard super frame (SF) or extended super frame (ESF) formats, and shall use B8ZS line coding for 64 kbit/s clear channel capability. The line build out shall be automatically set based on the level received from the transmission network.

All the ESF CSU/DSU functions shall be supported. This includes local and remote loopbacks and all performance measurement statistics.

Synchronization to the T1 incoming signal needs consideration due to the extensive use of SONET networks for delivery of T1 services which may cause disruptions after pointer alignment changes.

5.  A INTERFACE
The A interface signaling shall use ANSI based protocol stack (MTP and SCCP) for connection of the BSC to a MSC.

Voice traffic on the A interface shall use mu-law encoding.

6.  3 DIGIT MNC
The PCS 1900 BSS shall support the use of both a 2 or 3 digit MNC.

7.  ENVIRONMENTAL
Full NEBS (GR 63) compliance will be required for any equipment that may be placed in any of the AT+T or RBOC central office sites. Special attention should be made to the burn, brush fire and seismic tests and lightning protection on T1 lines for all equipment and seismic tests for indoor equipment. The bullet proofing is not required but any outdoor equipment should be tested to verify what can be achieved.

Outdoor equipment shall meet TA-NWT-487 but for an operating ambient temperature of -30 to +45 degC plus a solar load of 1120 W/sq.M..

All equipment shall also meet all national and other local standards in the U.S. and Canada.

8.  OMC-R
All workstations shall use the US country kit.

The OMC-R server shall use a T1 interface (as per section 4) to a MSC or BSC for communication with the BSS.

The OMC-R shall provide full support of all the above functionality changes.

9.  CRAFT
The craft interface shall provide full support of all the above changes.

10. QUALIFICATION
         -        FCC part 15, part 47 and part 68
         -        UL
         -        JTC, PN 3389
         -        Bellcore GR 63 NEBS, GR1089 and TA-NWT-487
         -        Health and safety
         -        CSA
         -        Environmental, EMC etc.

11.  LABELING
The equipment shall comply with all national and local labeling requirements in the U.S. and Canada.

12. WAIVERS
The following are areas of waivers that may be acceptable if the fully compliant solution is overly complex, expensive or will take too long to develop.

         - If the full band solution is overly complex or expensive to implement it may be acceptable to change this so that two versions of the RF distribution card in the Wavexpress exist creating a split band. The target frequency coverage for the two version shall be:

         High Band     Uplink - 1864 to 1910 MHz     Downlink- 1944 to 1990 MHz
         Low Band:     Uplink - 1850 to 1896 MHz     Downlink- 1930 to 1976 MHz

         - 2 TRX Wavexpress instead of 3 TRX?

                                    EXHIBIT B

                             TERRITORY AND ACCOUNTS

The following countries and accounts shall be specifically targeted by ADC and lnterWave for a two year period (ending on September 30, 1999) under an exclusive right to market and sell arrangement for the InterWave products which are identified in Exhibit A.

-------------------------------------------------------------------------------------------------------------------
ADC EXCLUSIVE                                        INTERWAVE EXCLUSIVE
---------------------------------------------------- --------------------------------------------------------------
China                                                Asean (Thailand, Vietnam, Malaysia, Philippines,
United Kingdom                                       Indonesia, Singapore)
France (except for France Telecom)                   Taiwan
Italy                                                Hong Kong
Germany                                              Myanmar
Spain                                                India
Optus in Australia                                   Pakistan
                                                     Australia (except Optus)
                                                     Saudi Arabia
                                                     Syria
                                                     Egypt
                                                     Algeria
                                                     Yemen
                                                     Jordan
                                                     France Telecom in France

ADC will have for a period of 3 months starting October 1, 1997 to identify to InterWave other areas of exclusivity for inclusion in this document. For all other areas, ADC will have the non-exclusive rights to market the Product worldwide subject to the terms and conditions set forth herein.

                  AMENDMENT NO. 2 TO PURCHASE/RE-SALE AGREEMENT

                  This AMENDMENT NO. 2 TO PURCHASE/RESALE AGREEMENT (the "Amendment") is made and entered into this ___ day of March, 1998, by and between interWAVE Communications B.V., a company organized under the laws of The Netherlands ("interWAVE"), and ADC Telecommunications, Inc., a Minnesota corporation ("ADC").

                                    RECITALS

A. The parties hereto are party to that certain Purchase/Resale Agreement dated February 27, 1997, as amended by that certain Amendment # 1 dated October 14, 1997 (the "Amendment"), and as supplemented by that certain Frame Contract dated October 14, 1997 (the "Frame Contract") (collectively referred to as the "Agreement").

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, representations, warranties, conditions and agreements herein contained, the parties hereto hereby agree as follows:

1)  MODIFY SECTION 5.2.4 OF AMENDMENT NO. 1 AS FOLLOWS:

Remove the phrase "Additionally, INTERWAVE shall obtain ADC's approval prior to the consummation of any OEM relationship that INTERWAVE wishes to enter into other than this Agreement; this approval shall not be unreasonably withheld."

And replace with "Additionally, INTERWAVE shall notify ADC prior to the consummation of any OEM relationship that INTERWAVE wishes to enter into other than this Agreement. This notice will be provided thirty (30) days in advance of any public announcement of INTERWAVE entering into an OEM relationship"

2) Modify section 13.6 by adding the following:

"ADC will be allowed to badge the INTERWAVE products with ADC's logo in place of the INTERWAVE logo. Should ADC elect to exercise this option, ADC will notify INTERWAVE thirty (30) days prior to shipment of such product."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

interWAVE Communications B.V.              ADC Telecommunications, Inc.
By:   /s/                                  By:    /s/
   ---------------------------------           --------------------------------

Title:   Chairman, CEO & President         Title: Senior Vice President
      ------------------------------              -----------------------------

Date:    3/30/98                           Date:    3/30/98
      ------------------------------              -----------------------------

                  AMENDMENT NO. 3 TO PURCHASE/RESALE AGREEMENT

         This AMENDMENT NO. 3 TO PURCHASE/RESALE AGREEMENT (the "Amendment") is made and entered into this 4th day of September, 1998, by and between interWAVE Communications B.V., a company organized under the laws of The Netherlands ("interWAVE"), and ADC Telecommunications, Inc., a Minnesota corporation ("ADC").

                                    RECITALS

         A. The parties hereto are party to that certain Purchase/Resale Agreement dated February 27, 1997, as amended by that certain Amendment # 1 dated October 14, 1997 ("Amendment No. 1"), as supplemented by that certain Frame Contract dated October 14, 1997 ("Frame Contract"), and amended by that certain Amendment No. 2 dated March 30, 1998 ("Amendment No. 2") (collectively referred to as the "Agreement").

         B. The parties now desire to amend the Agreement to revise certain terms and conditions thereof.

         C. Unless specifically defined herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT TO SECTION 1 (c). Section 1 (c) of the Agreement is hereby deleted in its entirety and replaced with new Sections 1 (c), (d), (e), (f), (g) and (h) as follows:

                  "(c) NATURE OF AGREEMENT. The Products delivered by INTERWAVE that are covered by this Agreement include both hardware components (the "Hardware") and computer software (the "Software"). Hardware and Software hereinafter shall be referred to collectively as Products, although it is understood ADC is not purchasing the Software, but instead is being granted the right to use (and further sublicense the use of) the Software in accordance with the terms and subject to the conditions set forth below. ADC shall not obtain title to, or any proprietary rights in, such Software, except as expressly provided below. ADC shall comply strictly with all restrictions on the use of the Software licensed by INTERWAVE to ADC hereunder and shall require such compliance by ADC's customers. It is hereby acknowledged and agreed that the Software and features thereof constitute either the copyrighted property of INTERWAVE or the proprietary trade secret information of INTERWAVE, or both.

                  (d) GRANT OF LICENSE. INTERWAVE hereby grants to ADC, subject to the performance by ADC of its obligations under this Agreement, a non-exclusive, non-transferable world-wide license to:

                           (i) copy the Software onto Read Only Memory chips
("ROMs") or onto diskettes/CDs solely for the purposes of incorporating the Software into Products, or for supplying such diskettes/CDs to ADC's resellers or customers in conjunction with sales of Products; and

                           (ii) make such copies of the Software as are
reasonably necessary for the purpose of back-up and support.

                  (e) OBLIGATIONS OF INTERWAVE. As soon as practicable hereafter, INTERWAVE shall deliver to ADC one master copy of the Software by such means as INTERWAVE shall reasonably prescribe or as the parties shall agree, so that ADC may copy the Software as permitted by the license granted under Section 1 (d) above. At ADC's request, INTERWAVE shall provide ADC with technical support and advice regarding integration of the Software into the Products as agreed from time to time, at INTERWAVE's then-current rates and upon INTERWAVE's then-current terms for providing the same.

                  (f)      LIMITATIONS ON LICENSE.

                           (i) The Software is licensed for use only on Products
supplied by INTERWAVE, and ADC shall not remove any pre-loaded Software or attempt to execute the Software on any hardware other than the Hardware purchased by ADC hereunder, with the sole exception of the OMC Software, which INTERWAVE acknowledges may be run on workstations procured directly from the vendor so long as such Software and work-stations are run in the overall INTERWAVE environment. Except as expressly authorized herein, ADC may not copy the Software or the human-readable features thereof for any purpose without INTERWAVE's prior written consent.

                           (ii) ADC shall not attempt to decompile,
reverse-engineer or otherwise disassemble the Software. Information necessary to achieve interoperability of the Software with independently created computer programs is available on written request to INTERWAVE and payment to INTERWAVE of a reasonable fee.

                           (iii) In no event shall ADC license or deliver to any
customer or third person any source code for the Software, in whole or in part, without the prior written consent of INTERWAVE. If a customer of ADC insists on licensing the underlying source code for interoperability and/or maintenance purposes, ADC shall notify INTERWAVE thereof, and INTERWAVE will consider in good faith licensing the source code to the Software directly to such customer on such terms and conditions as INTERWAVE deems appropriate.

                  (g) RIGHT TO SUBLICENSE. ADC may sublicense the Software to any subsequent purchaser or ADC reseller of the Products in the Territory for use solely in connection with the

Products; provided that: (i) each ADC customer executes an End-User License Agreement containing terms at least as protective of the licensor as those contained in Exhibit F attached hereto (the "End-User License"), provided that INTERWAVE acknowledges that ADC may add to and or modify the terms of the End-User License so long as the foregoing requirement is met; and (ii) INTERWAVE is given a copy of the End-User License entered into with each ADC customer promptly following its execution or any subsequent amendment thereto.

                  (h) ADC'S OBLIGATIONS. During the term of this Agreement ADC shall:

                           (i) use commercially reasonably efforts to enforce
against all resellers or customers that obtain the Products from ADC the provisions of the End-User License that affect proprietary or confidentiality rights of INTERWAVE or its licensors in the Products; and

                           (ii) inform INTERWAVE, immediately upon becoming
aware of the same, of any breach by resellers or end users of the terms of the End-User License and take, at INTERWAVE's expense, such reasonable steps as INTERWAVE shall request and otherwise assist INTERWAVE in enforcing the terms of the End-User License, including, where appropriate, availing itself of actions for seizure or injunctive relief. If ADC fails to take these steps in a timely and adequate manner, INTERWAVE or its licensors may take them in its own or ADC's name."

         2. AMENDMENT TO EXHIBIT F. From and after the date hereof, Exhibit F to the Agreement is hereby deleted in its entirety and replaced with a new Exhibit F in the form attached hereto.

         3. AMENDMENT TO SECTION 4.1. Section 4.1 is hereby deleted in its entirety and replaced with the following:

         "4.1 LIMITED WARRANTY. INTERWAVE hereby warrants to ADC that the Software will perform in all material respects in accordance with the then-current published documentation for a period of twelve (12) months from the date of shipment to ADC's customer (hereinafter referred to as the "Warranty Period"). During the Warranty Period, INTERWAVE shall take all reasonable steps without charge to correct errors or defects in any Software and any corrections for errors or defects shall be provided to ADC directly and/or incorporated in subsequent updates to the Software from INTERWAVE. Such corrections may be used and distributed by ADC as permitted by Section 1 of this Agreement. INTERWAVE MAKES NO WARRANTS OR REPRESENTATIONS AS TO PERFORMANCE OF PRODUCTS OR AS TO SERVICE TO ADC OR TO ANY OTHER PERSON, EXCEPT AS SET FORTH IN THIS SECTION 4.1 AND IN INTERWAVE'S LIMITED WARRANTY ATTACHED HERETO AS EXHIBIT E. INTERWAVE MAY PROVIDE A DIFFERENT WARRANTY ON NEW PRODUCTS OR SERVICES ADDED TO APPENDIX A."

         4. NEW SECTION 4.2. A new Section 4.2 is hereby added to the Agreement as follows:

         "4.2 NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES SHALL INTERWAVE OR ITS AFFILIATES BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE, OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF ADC OR ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, PROFITS, USE OF MONEY OR USE OF THE PRODUCTS, INTERRUPTION IN USE OR A VAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY. IN NO EVENT SHALL THE AGGREGATE LIABILITY WHICH INTERWAVE AND ITS AFFILIATES MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO INTERWAVE BY ADC FOR THE SPECIFIC PRODUCT THAT DIRECTLY CAUSED THE DAMAGE."

         5. DELETION OF SECTION 5.1.8. Section 5.1.8 is hereby deleted in its entirety.

         6. DELETION OF SECTION 12.3. Section 12.3 is hereby deleted in its entirety.

         7. Amendment of Section 18.1. Section 18.1 of the Agreement is hereby deleted in its entirety and replaced with a new Section 18.1 as follows:

         "This Agreement may not be assigned or transferred by either party without the other party's written consent, which consent must be executed by an authorized official of such party."

         8. AMENDMENT TO SECTION 25. The first sentence of Section 25 of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

                  "This Agreement together with Exhibits "A" (including Appendix A, B and D thereof), "B" (as amended by Amendment No. 2), "C," "D," "E," "F," "G," "H," "I," and "J" and any addendum thereto, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, and as supplemented by the Frame Contract, supersedes and cancels any previous understanding or Agreements between the parties relating to the subject matter hereof."

         9. CONTINUED EFFECT OF AGREEMENT. All provisions of the Agreement, except as expressly modified by this Amendment, shall remain in full force and effect and are hereby reaffirmed by the parties. In the event of any conflict between the Agreement and this Amendment, the provisions of this Amendment shall govern and control.

         10. ENTIRE AGREEMENTS, AMENDMENTS. This Amendment and the Agreement contain the entire understanding of the parties with regard to the subject matter contained herein or therein and supersede all prior agreements or understanding between or among any of the

Partners with respect thereto. This Amendment shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         12. EXECUTION IN COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

interWAVE Communications B.V.             ADC Telecommunications, Inc.

By:                                       By:      /s/ John Baker
   --------------------------------           --------------------------------

Name:                                     Name:    John Baker
     ------------------------------             ------------------------------

Title:                                    Title:   Sr. Vice President
      -----------------------------              -----------------------------

                                   EXHIBIT "F"

                  MANDATORY TERMS OF END-USER LICENSE AGREEMENT

ADC hereby grants to Customer, and Customer hereby accepts from ADC, an indefinite, non-exclusive and non-transferable right to use the software described in Section 1 below (the "Software") on the hardware described in
Section 2 below (the "Hardware"), subject to the terms and conditions specified below (the "License").

1.       SOFTWARE

"Software" means (i) the machine-readable object code version of the computer programs described in the Product Schedule, whether embedded on disc, tape or other media (the "Programs"); (ii) the user manuals and documentation for the Programs that are provided to the Customer (the "Documentation"); (iii) the fixes, customizations or revisions of the Programs or Documentation that are provided to Customer (the "Enhancements"); and (iv) any copy of the Programs, Documentation or Enhancements. Nothing in this License shall entitle Customer to receive the source code of the Programs or Enhancements, in whole or in part.

2.       HARDWARE

"Hardware" means the hardware equipment configuration identified in the Product Schedule on which the Software is first installed or for which it is first provided. Customer may use the Programs and Enhancements only on the Hardware while it possesses and operates the Hardware. Any other use or transfer of the Programs or Enhancements requires ADC's prior approval, which may be subject to additional charges.

3.       USE

Customer may use the Software only in and for Customer's own internal purposes and business operations. Customer shall not permit any other person to use the Software, whether on a timesharing, remote entry or other multiple user arrangement. Customer may not copy any of the Documentation except for internal use. Customer may copy the Programs and Enhancements solely for archival and back-up purposes. Customer shall reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each copy the Programs or Enhancements. Customer may not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the Software, except as and to the extent specifically permitted under applicable law.

4.       CONFIDENTIALITY

Customer acknowledges that the Software embodies confidential and proprietary information developed or acquired by or licensed to interWAVE Communications International, B.V., a company organized under the laws of The Netherlands ("interWAVE"). Customer shall take all reasonable precautions necessary to safeguard the confidentiality of the Software, including (i) those taken by Customer to protect Customer's own confidential information and
(ii) those which ADC may reasonably request from time to time. Customer shall not allow the removal or defacement of any confidentiality or proprietary notice placed on the Software. If an unauthorized use or disclosure occurs, Customer shall immediately notify ADC and take, at Customer's expense, all steps which may be available to recover the Software and to prevent their subsequent unauthorized use or dissemination. Customer shall have no confidentiality obligation with respect to any portion of the Software that (i) Customer independently developed before receiving the Software from ADC, (ii) Customer lawfully obtained from a third party under no confidentiality obligation or
(iii) became available to the public other than as a result of an act or omission by Customer or any of its employees or consultants.

5.       OWNERSHIP

All patents, copyrights, trademarks, service marks, trade secrets and other proprietary rights in or related to the Software are and shall remain the exclusive property of ADC or its licensors, whether or not specifically recognized or perfected under local applicable law. Customer shall not take any action that jeopardizes ADC's or its licensors' proprietary rights or acquire any right in the Software, except the limited use rights specified in this License. ADC or its licensors shall own all rights in any copy, translation, modification or adaptation of, or derivative work based on, the Software. Customer shall obtain, at ADC's request, the execution of any instrument that may be appropriate to assign these rights to ADC or its licensors or perfect these rights in ADC's or its licensor's name.

6.       INFRINGEMENT

If an action is brought against Customer claiming that the Software supplied by ADC infringes a patent, copyright, trade secret or trade mark within the country of installation (the "Territory"), ADC shall defend Customer, but only if: (i) Customer notifies ADC promptly upon learning that the claim might be asserted;
(ii) ADC has sole control over the defense of the claim and any negotiation for its settlement or compromise; and (iii) Customer takes no action that, in ADC's reasonable judgment, is contrary to ADC's interest. If a claim described in this Section may be or has been asserted, Customer shall permit ADC or its licensors, at ADC's option, to: (i) procure the right to continue using the Software; (ii) replace or modify the Software to eliminate the infringement while providing functionally equivalent performance; or (iii) accept the return of the Software and refund to Customer the amount actually paid to ADC for such Software, less depreciation based on a 5-year straight-line depreciation schedule. ADC shall have no indemnity obligation to Customer under this Section if the infringement claim results from: (i) a correction or modification of the Software not provided by ADC; (ii) the failure to promptly install an Enhancement; or (iii) the combination of the Software with other items not provided by ADC.

7.       DISCLAIMER

Customer acknowledges that the warranties, conditions, guarantees or representations granted with respect to the Software, if any, are or shall be binding only on ADC. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER ADC NOR ITS LICENSORS GRANT

CUSTOMER ANY WARRANTY, GUARANTEE, CONDITION OR REPRESENTATION WITH RESPECT TO THE SOFTWARE, AND ADC AND ITS LICENSORS DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE. Any claim for breach of warranty, guarantee, condition or representation, whether express or implied, may be brought solely against ADC, except only as and to the extent otherwise specifically permitted under applicable law, despite the foregoing disclaimer.

8.       EXCLUSION AND LIMITATION

UNDER NO CIRCUMSTANCES SHALL ADC OR ITS LICENSORS BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT SHALL THE AGGREGATE LIABILITY WHICH ADC OR ITS LICENSORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT ACTUALLY PAID BY CUSTOMER FOR THE SPECIFIC ITEM THAT DIRECTLY CAUSED THE DAMAGE. THIS SECTION SHALL NOT APPLY ONLY WHEN AND TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, DESPITE THE FOREGOING EXCLUSION AND LIMITATION.

9.       TERMINATION

ADC may terminate this License, upon reasonable notice and without judicial or administrative resolution, if (i) Customer or any of its employees or consultants breach any term or condition hereof, (ii) Customer permanently discontinues the use of the Software, or (iii) Customer becomes insolvent or enters into bankruptcy, suspension of payments, moratorium, reorganization or any other proceeding that relates to insolvency or protection of creditors' rights. Upon the termination of this License for any reason, all rights granted to Customer hereunder shall cease, and Customer shall promptly: (i) purge the Programs and Enhancements from the Hardware and all of Customer's other computer systems, storage media and other files; (ii) destroy the Software and all copies thereof; and (iii) deliver to ADC an affidavit which certifies that Customer have complied with these termination obligations. The provisions of Sections 4, 5, 7, 8 and 10 shall survive the termination of this License.

10.     U.S. EXPORT RESTRICTIONS

Customer acknowledges that the Software and all related technical data are subject to export controls under the U.S. Export Administration Regulations. Customer may not re-export or disclose the Software or any related technical data, or any direct product thereof, unless


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

Customer has obtained an appropriate authorization from ADC, its licensors and the U.S. Commerce Department.

11.      INSPECTION

During the term of this License, ADC or its designees may, upon prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this License. While conducting such inspection, ADC or its designees shall be entitled to copy any item that Customer may possess in violation of this License.

12.      BENEFICIARIES

The provisions of this License are intended to inure to the benefit of ADC, its licensors and their related persons. If Customer breaches any of these provisions, ADC and its licensors shall be entitled to enforce this License directly against Customer, whether in ADC's or its licensors' own names. Customer acknowledges that ADC executes the document setting forth this License as principal on its own behalf and, exclusively to accept or otherwise perfect its licensors' rights against Customer, as agent on behalf of such licensors.

13.      ASSIGNMENT

Customer shall not assign, delegate or otherwise transfer this License or any of its rights or obligations hereunder, in whole or in part, without ADC's prior approval. ADC may in its sole discretion assign, delegate or otherwise transfer this License or an of its rights or obligations hereunder, in whole or in part, without Customer's prior approval.

14.      DISPUTE RESOLUTION

Either party may, without inconsistency with this Agreement, seek from a court of competent jurisdiction any interim or provisional relief that may be necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal or pending the arbitral tribunal's determination of the merits of the controversy.

15.      MISCELLANEOUS

Any waiver or modification of this License shall not be effective unless executed in writing and signed by ADC. This License shall bind Customer's successors-in-interest. If any provision of this License is held to be unenforceable, in whole or in part, such holding shall not affect the validity of the other provisions of this License, unless ADC in good faith deems the unenforceable provision to be essential, in which case ADC may terminate this License effective immediately upon notice to Customer. No failure or delay on the part of ADC to exercise any right or remedy specified herein shall be construed as a waiver of such right or remedy. This License constitutes the complete and entire statement of all conditions and representations with respect to its subject matter and supersedes all prior writings or understandings.


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